AUTOMATIC REINSURANCE AGREEMENT

between

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
Simsbury, Connecticut
(hereinafter referred to as the CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
New York, New York
(hereinafter referred to as the REINSURER)

EFFECTIVE OCTOBER 1, 2000

THIS AGREEMENT WILL BE REFERRED TO AS AGREEMENT NO. 2000-25

CONTENTS

ARTICLES PAGE
-------------- -------------------------------------------------------- ------
I. Scope of Agreement 3
II. Commencement and Termination of Liability 4
III. Oversights and Clerical Errors 5
IV. Net Amount at Risk 6
V. Reinsurance Premiums 7
VI. Reinsurance Administration 8
VII. Settlement of Claims 9-10
VIII. Reinsurance Credit 11
IX. Recapture Privileges 12
X. Inspection of Records 13
XI. Insolvency 14
XII. Negotiation 15
XIII. Arbitration 16
XIV. Right to Offset Balances Due 17
XV. Contract and Program Changes 18
XVI. Confidentiality 19
XVII. Miscellaneous 20
XVIII. Severability 21
XIX. DAC Tax 22
XX. Duration of Agreement 23
XXI. Execution of Agreement 24
SCHEDULES
A. Plans of Reinsurance
B. Investment Funds
C. Data Layout
EXHIBITS
I. 1994 Variable Annuity MGDB Mortality Table
II. Reinsurance Premiums
III. Benefit Limitation Rule
IV. Confidentiality and Non-Disclosure Agreement

Hartford Life and Annuity, Agreement No. 2000-25-DB
Effective October 1, 2000

All provisions of this Agreement are subject to the laws of the State of
Delaware.

ARTICLE I

SCOPE OF AGREEMENT

A. On and after the 1st day of October 2000, the CEDING COMPANY shall automatically reinsure with the REINSURER and the REINSURER shall automatically accept, a quota-share percentage (defined in Schedule A) of the mortality net amount at risk (MNAR) as defined in Article IV, generated prior to termination
(defined in Article II), by the Guaranteed Minimum Death Benefit provisions within the variable annuity contracts issued by the CEDING COMPANY as set forth in Schedule A.

B. [REDACTED]

C. [REDACTED]

D. [REDACTED]

E. This Agreement covers only the CEDING COMPANY's contractual liability for claims paid under variable annuity contract forms specified in Schedule A and supported by investment funds specified in Schedule B as it may be amended from time to time, that were submitted to the REINSURER prior to their issuance.

Hartford Life and Annuity, Agreement No. 2000-25-DB
Effective October 1, 2000

ARTICLE II

COMMENCEMENT AND TERMINATION OF LIABILITY

A. On reinsurance ceded under the terms of this Agreement, the liability of the
REINSURER shall commence simultaneously with that of the CEDING COMPANY. The liability under this Agreement will terminate either:

1. in accordance with the Duration of Agreement provisions of this Agreement as stated in Article XX; or,

2. for an individual contract, upon the earliest of the following occurrences defined in the contract(s) reinsured hereunder:

a. the date the owner elects to annuitize

b. surrender or termination of the contract

c. the CEDING COMPANY's receipt of due proof of death of a single owner or annuitant where such death triggers the payment of a contractual death benefit, except when spousal continuance has been elected. On spousal continuance election the REINSURER's liability will be terminated upon death of the continuing spouse;

d. attainment of the maximum annuity commencement date (as described in the contract forms shown in Schedule A), not to exceed age 105.

3. for an individual contract, reinsurance coverage will cease on the first day of the month following a withdrawal that causes the Account Value of the contract to fall below four-thousand- dollars ($4,000). Once reinsurance coverage ends for a specific contract, it cannot be reinstated under this
Agreement.

B. The REINSURER shall be liable to reimburse claims only on those deaths where the actual date of death is on or after October 1, 2000, in accordance with
Article VII.

Hartford Life and Annuity, Agreement No. 2000-25-DB
Effective October 1, 2000

ARTICLE III

OVERSIGHTS AND CLERICAL ERRORS

A. Should either the CEDING COMPANY or the REINSURER fail to comply with any of the terms of this Agreement, and if this is shown to be unintentional and the result of a misunderstanding, oversight or clerical error on the part of either the CEDING COMPANY or the REINSURER, then this Agreement shall not be deemed abrogated thereby, but both companies shall be restored to the positions they would have occupied had no such oversight, misunderstanding or clerical error occurred. Such conditions are to be reported promptly after discovery and corrected within an agreed upon time frame.

B. If the CEDING COMPANY or the REINSURER discovers that the CEDING COMPANY did not cede reinsurance on a contract it should have reinsured under this
Agreement, the CEDING COMPANY will take reasonable and necessary steps to ensure that similar oversights do not recur. Then this Agreement shall not be deemed abrogated thereby, but both companies shall be restored to the positions they would have occupied had the CEDING COMPANY ceded such reinsurance at the original date. If the REINSURER receives no evidence that the CEDING COMPANY has taken action to remedy such a situation, the REINSURER reserves the right to limit its liability to reported contracts only.

C. Any negligent or deliberate acts or omissions by the CEDING COMPANY regarding the insurance or reinsurance provided are the responsibility of the
CEDING COMPANY and its liability insurer, if any, but not that of the REINSURER.
The previous sentence does not negate the REINSURER's liability under Article
VII, Settlement of Claims, of this Agreement.

Hartford Life and Annuity, Agreement No. 2000-25-DB
Effective October 1, 2000

ARTICLE IV

NET AMOUNT AT RISK

[REDACTED]

Hartford Life and Annuity, Agreement No. 2000-25-DB
Effective October 1, 2000

ARTICLE V

REINSURANCE PREMIUMS

A. The reinsurance premium is a monthly YRT rate which is applied to the
REINSURER's quota-share of the average MNAR over the reporting period on a contract-by-contract basis, and is equal to one-twelfth (1/12th) of one-hundred percent (100%) of the 1994 Variable Annuity MGDB Mortality Table (Exhibit I)
which is the 1994 GAM Basic Table increased by ten percent (10%) for margins and contingencies, without projection. The reinsurance premium is subject to minimum and maximum asset-based premium rate levels that vary by age at issue or at the time the Optional Death Benefit (ODB) is elected. ODB elections that occur post issue date, shall be reinsured hereunder only if this Agreement is open for New
Business at the time of election. Further, for ODB elections issue age is understood to mean attained age at election.

B. The minimum and maximum asset-based premium rates shall be applied to the greater of the average aggregate GMDB value and the average aggregate account value in force over the reporting period multiplied by the quota-share percentage reinsured by the REINSURER, subject to the maximum MNAR cap set forth in Article IV. The reporting period shall be monthly.

C. [REDACTED]

D. The annualized reinsurance premium rates are shown in Exhibit II and are expressed in terms of basis points. In practice, they shall be applied on a monthly basis by utilizing one-twelfth (1/12th) of the annualized rates.

E. The YRT rate and the minimum/maximum asset-based premium rates shall be based on the oldest person of a multiple life status.

F. The monthly reinsurance premium shall be due and payable as described in
Article VI.

Hartford Life and Annuity, Agreement No. 2000-25-DB
Effective October 1, 2000

ARTICLE VI

REINSURANCE ADMINISTRATION

A. Within thirty (30) days of the end of each calendar month, the CEDING
COMPANY will furnish the REINSURER with a seriatim electronic report as detailed in Schedule C, for each contract specified in Schedule A, valued as of the last day of that month.

B. Additionally, within thirty (30) days of the end of each calendar month, the
CEDING COMPANY will furnish the REINSURER with a separate report summarizing the following:

1. Reinsurance premiums due the REINSURER separate for each premium class as shown in Exhibit II

2. Benefit claim reimbursements due the CEDING COMPANY in total and split by
VNAR and SCNAR

C. If the net balance is due to the REINSURER, the amount due shall be remitted with the report statement. If the net balance is due to the CEDING COMPANY, the
REINSURER shall remit the amount to the CEDING COMPANY within ten (10) days of receipt of the report.

D. Furthermore, the REINSURER will use the summary data in Schedule C to calculate and monitor its maximum annual aggregate VNAR liability throughout the calendar year. Upon the receipt of the final report for the calendar year, the
REINSURER will "true-up" benefit claim reimbursements, if necessary, from the prior calendar year.

E. Other

1. The REINSURER and the CEDING COMPANY reserve the right to charge interest on the net balance if (a) below occurs. The REINSURER reserves the right to charge interest on the net balance if (b) below occurs. Such interest shall be based on the ninety (90) day Federal Government Treasury Bill as first published by the
Wall Street Journal in the month following the end of the billing period plus fifty (50) basis points. The method of calculation shall be simple interest
(360-day year).

(a) the net balance due the REINSURER or the CEDING COMPANY is not paid within sixty (60) days of the due date shown on the statement

(b) the premiums for first year business are not paid within one-hundred-eighty (180) days of the effective date of the contract

2. The party to whom the net balance is owed will have the right to terminate this Agreement when net balance payments are not paid for one-hundred-eighty
(180) days from the effective date of the policy for new business or anniversary date for renewals, by giving ninety (90) days written notice of termination to the other party. As of the close of the last day of this ninety (90) day notice period, the REINSURER's liability for all risks reinsured associated with the defaulted payments under this Agreement will terminate. The first day of the ninety (90) day notice of termination will be the day the notice is received in the mail by the party in default or if the mail is not used, the day it is delivered to the party in default. If all premiums in default are received within the ninety (90) day time period, the Agreement will remain in effect.

3. Payments between the CEDING COMPANY and the REINSURER may be paid net of any amount due and unpaid under this Agreement.

Hartford Life and Annuity, Agreement No. 2000-25-DB
Effective October 1, 2000

ARTICLE VII

SETTLEMENT OF CLAIMS

A. The claims, calculated as set forth in Article IV, that are eligible for reimbursement are only those that the CEDING COMPANY is contractually required to pay on deaths that occur on or after the Effective Date of this Agreement and subject to benefit limitations as described in Article I.

B. In the event the CEDING COMPANY provides satisfactory proof of claim liability to the REINSURER, claim settlements made by the CEDING COMPANY shall be unconditionally binding on the REINSURER. In every case of claim, copies of the proofs obtained by the CEDING COMPANY will be taken by the REINSURER as sufficient.

C. Within thirty (30) days of the end of each calendar month, the CEDING
COMPANY shall notify the REINSURER of the reinsured contractual death benefits paid in that month, based on the net amount at risk definition set forth in
Article IV, and the REINSURER shall reimburse the CEDING COMPANY, as provided in
Article VI, for the reinsured benefits.

D. Settlements by the REINSURER shall be in a lump sum regardless of the mode of payment made by the CEDING COMPANY.

E. In no event will the REINSURER participate in punitive or compensatory damages, which are awarded against the CEDING COMPANY as a result of an act, omission or course of conduct committed solely by the CEDING COMPANY in connection with the insurance reinsured under this Agreement. The REINSURER shall, however, pay its share of statutory penalties awarded against the CEDING
COMPANY in connection with insurance reinsured under this Agreement if the
REINSURER elected to join in the contest of the coverage in question.

The parties recognize that circumstances may arise in which equity would require the REINSURER, to the extent permitted by law, to share proportionately in certain assessed situations in which the REINSURER was an active party and directed, consented to, or ratified the act, omission or course of conduct of the CEDING COMPANY which ultimately resulted in the assessment of the extra-contractual damages, other than statutory damages. In such situations, the
REINSURER and the CEDING COMPANY shall share such damages so assessed, in equitable proportions. For the purposes of this provision, the following definitions will apply:

- "PUNITIVE DAMAGES" are those damages awarded as a penalty, the amount of which is neither governed nor fixed by statute

- "STATUTORY PENALTIES" are those amounts awarded as a penalty, but fixed in amount by statute

- "COMPENSATORY DAMAGES" are those amounts awarded to compensate for the actual damages sustained and are not awarded as a penalty, nor fixed in amount by statute

If the REINSURER declines to be party to the contest, compromise, or litigation of a claim, it will pay its full share of the amount reinsured, as if there had been no contest, compromise, or litigation, and its proportionate share of covered expenses incurred to the date it notifies the CEDING COMPANY it declines to be a party.

Hartford Life and Annuity, Agreement No. 2000-25-DB

Effective October 1, 2000

ARTICLE VII - SETTLEMENT OF CLAIMS
(continued)

F. In no event will the REINSURER be liable for expenses incurred in connection with a dispute or contest arising out of conflicting or any other claims of entitlement to contract proceeds or benefits, provided the REINSURER makes payment of the amount of reinsurance to the CEDING COMPANY, as described in the above paragraph.

Hartford Life and Annuity, Agreement No. 2000-25-DB
Effective October 1, 2000

ARTICLE VIII

REINSURANCE CREDIT

It is the intention of both the REINSURER and the CEDING COMPANY that the CEDING
COMPANY qualify for reinsurance credit in all States for reinsurance ceded hereunder. The REINSURER, at its sole cost and expense, shall do all that is necessary to comply with the insurance laws and regulations of all States in order to enable the CEDING COMPANY to take credit for the reinsurance ceded hereunder, including, but not limited to, the purchase of a letter of credit and the delivery of any reports required thereunder.

Hartford Life and Annuity, Agreement No. 2000-25-DB
Effective October 1, 2000

ARTICLE IX

RECAPTURE PRIVILEGES

The CEDING COMPANY may recapture existing reinsurance in force in accordance with the following rules:

A. The CEDING COMPANY will notify the REINSURER of its intent to recapture at least ninety (90) days prior to any recaptures.

B. No recapture will be made unless reinsurance has been in force for fifteen
(15) years.

C. Recapture will only be available provided the total carry-forward, upon the release of reserves, is in a positive position. The total carry-forward is defined as the sum of the carry-forwards of this Agreement and the complementary
GMIB Agreement, if any, that reinsures the same related contracts.

D. The carry-forward for each Agreement is defined as the current period's reinsurance premium, minus all reinsurance claims paid under this Agreement, minus a two-and-one-half (2.5) basis point annual expense allowance applied against the average aggregate Account Value, minus the change in treaty reserves, plus last period's loss carry-forward. The carry-forward amount is accumulated at the ninety (90) day Federal Government Treasury Bill rate as published in the Wall Street Journal on the first business day of the current period plus two percent (2%).

E. Upon election, recapture shall occur ratably over a thirty-six (36) month period (i.e., the initial quota-share percentage reduces 2.78% times the initial quota-share percentage each month). It is irrevocable once elected.

F. It is the responsibility of the REINSURER to determine the carry-forward, based on the method described above.

Hartford Life and Annuity, Agreement No. 2000-25-DB
Effective October 1, 2000

ARTICLE X

INSPECTION OF RECORDS

A. The REINSURER, or its duly appointed representatives, shall have the right at all reasonable times and for any reasonable purpose to inspect at the office of the CEDING COMPANY all records referring to reinsurance ceded to the
REINSURER.

B. Relating to the business reinsured hereunder, the CEDING COMPANY or its duly appointed representatives shall have the right at all reasonable times and for any reasonable purpose, to inspect at the office of the REINSURER all records referring to reinsurance ceded from the CEDING COMPANY.

Hartford Life and Annuity, Agreement No. 2000-25-DB
Effective October 1, 2000

ARTICLE XI

INSOLVENCY

A. In the event of the insolvency of the CEDING COMPANY, all reinsurance will be payable on the basis of the liability of the CEDING COMPANY on the policies reinsured directly to the CEDING COMPANY or its liquidator, receiver or statutory successor without diminution because of the insolvency of the CEDING
COMPANY.

B. In the event of insolvency of the CEDING COMPANY, the liquidator, receiver or statutory successor will, within a reasonable time after the claim is filed in the insolvency proceeding, give written notice to the REINSURER of all pending claims against the CEDING COMPANY or any contracts reinsured. While a claim is pending, the REINSURER may investigate and interpose, at its own expense, in the proceedings where the claim is adjudicated, any defense or defenses which it may deem available to the CEDING COMPANY or its liquidator, receiver or statutory successor. The expenses incurred by the REINSURER will be chargeable, subject to court approval, against the CEDING COMPANY as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the CEDING COMPANY solely as a result of the defense undertaken by the REINSURER. Where two or more reinsurers are participating in the same claim and a majority in interest elect to interpose a defense or defenses to any such claim, the expenses will be apportioned in accordance with the terms of the Reinsurance Agreement as though such expense had been incurred by the CEDING COMPANY.

C. Any debts or credits, matured or unmatured, liquidated or unliquidated, in favor of or against either the REINSURER or CEDING COMPANY with respect to this
Agreement are deemed mutual debts or credits, as the case may be, and will be offset, and only the balance will be allowed or paid. However, in the event of liquidation, the REINSURER may offset against undisputed amounts which are due and payable to the CEDING COMPANY, only those undisputed amounts due the
REINSURER which are not more than one-hundred-eighty (180) days past due at the date of the court order of liquidation.

D. In the event of insolvency of the REINSURER, the CEDING COMPANY may recapture immediately all ceded benefits upon written notice to the REINSURER, its liquidator, receiver or statutory successor. The CEDING COMPANY shall also have a claim on the REINSURER for any reinsurance credit amounts including reserves, unearned premiums and other amounts due the CEDING COMPANY on such reinsurance, at the date of recapture.

Hartford Life and Annuity, Agreement No. 2000-25-DB
Effective October 1, 2000

ARTICLE XII

NEGOTIATION

A. Within ten (10) days after one of the parties has given the other the first written notification of a specific dispute, each party will appoint a designated officer to attempt to resolve the dispute. The officers will meet at a mutually agreeable location as early as possible and as often as necessary, in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the problem and will negotiate in good faith without the necessity of any formal arbitration proceedings.
During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The specific format for such discussions will be decided by the designated officers.

B. If the officers cannot resolve the dispute within thirty (30) days of their first meeting, the parties will agree to submit the dispute to formal arbitration. However, the parties may agree in writing to extend the negotiation period for an additional thirty (30) days.

Hartford ;Life and Annuity, Agreement No. 2000-25-DB
Effective October 1, 2000

ARTICLE XIII

ARBITRATION

A. It is the intention of the CEDING COMPANY and the REINSURER that the customs and practices of the insurance and reinsurance industry will be given full effect in the operation and interpretation of this Agreement. The parties agree to act in all things with the highest good faith. If after the negotiation required by Article XII, the REINSURER or the CEDING COMPANY cannot mutually resolve a dispute that arises out of or relates to this Agreement, the dispute will be decided through arbitration. The arbitrators will base their decision on the terms and conditions of this Agreement plus, as necessary, on the customs and practices of the insurance and reinsurance industry rather than solely on a strict interpretation of the applicable law. There will be no appeal of their decision, and any court having jurisdiction of the subject matter and the parties, may reduce that decision to judgement.

B. To initiate arbitration, either the REINSURER or the CEDING COMPANY will notify the other party in writing of its desire to arbitrate, stating the nature of its dispute and the remedy sought. The party to which the notice is sent will respond to the notification in writing within ten (10) days of its receipt.

C. There will be three arbitrators who will be current or former officers of life insurance companies other than the contracting companies or affiliates thereof. Each of the contracting companies will appoint one of the arbitrators and these two arbitrators will select the third. If either party refuses or neglects to appoint an arbitrator within thirty (30) days, the other party may appoint the second arbitrator. If the two arbitrators do not agree on a third arbitrator within thirty (30) days of their appointment, then the appointment of said arbitrator will be left to the President of the American Arbitration
Association. Once chosen, the arbitrators are empowered to decide all substantive and procedural issues by majority of votes.

D. It is agreed that each of the three arbitrators should be impartial regarding the dispute and should resolve the dispute on the basis described in Section A of this Article.

E. The arbitration hearing will be held on the date fixed by the arbitrators in
New York City. In no event will this date be later than three (3) months after the appointment of the third arbitrator. As soon as possible, the arbitrators will establish pre-arbitration procedures as warranted by the facts and issues of the particular case. At least ten (10) days prior to the arbitration hearing, each party will provide the other party and the arbitrators with a detailed statement of the facts and arguments they will present at the arbitration hearing. The arbitrators may consider any relevant evidence; they will give the evidence such weight as they deem it entitled to after consideration of any objections raised concerning it. Each party may examine any witnesses who testify at the arbitration hearing.

F. The cost of arbitration will be divided between the parties, unless the arbitrators decide otherwise.

Hartford Life and Annuity, Agreement No. 2000-25-DB
Effective October 1, 2000

ARTICLE XIV

RIGHT TO OFFSET BALANCES DUE

The CEDING COMPANY and the REINSURER shall have, and may exercise at any time, the right to offset any balance or balances due one party to the other, its successors or assignees, against balances due to the other party under this
Agreement provided such amounts are not in dispute in accordance with Article
VI. This right of offset shall not be affected or diminished because of the insolvency of either party to this Agreement.

Hartford Life, Agreement No. 2000-25-DB
Effective October 1, 2000

ARTICLE XV

CONTRACT AND PROGRAM CHANGES

A. The CEDING COMPANY may amend, substitute, add or delete variable investment funds to the investment options supporting the annuity contract as described in the contract general provisions. No such change will be made by the CEDING
COMPANY without prior notification to the REINSURER and without the prior approval of the Securities and Exchange Commission, if necessary. The CEDING
COMPANY agrees to maintain at all times a satisfactory selection of core investment options with characteristics similar to those listed in Schedule B.

B. The CEDING COMPANY shall also give the REINSURER advance notice of any other changes to its annuity product design and/or death benefit design, its contract level and fund level fees and charges, its distribution systems and/or methods, or the addition of any riders to any contract forms reinsured hereunder.

C. Should any such change, as stated above, result in a material change in the underlying risk, the REINSURER shall have the right to modify, for that product line only, the premium rates by an amount which would reflect the change(s) made to the contracts in order to restore the REINSURER to its original position. In the event that reconciliation cannot be addressed via a change in premiums, changes in other areas may be required and will be subject to mutual agreement.

D. The reinsurance premium structure described above shall remain in effect as long as the death benefit design, contract fees, mortality and expense charges, administration fees and contingent deferred sales charges in effect at the inception of this Agreement remain unchanged.

E. The CEDING COMPANY agrees to provide the REINSURER with all contractholder communications as though the REINSURER were a contractholder in the State of
Delaware. Such communication includes any items required to be submitted by the
Securities and Exchange Commission or the State of Delaware including but not limited to the prospectus and any supplements thereto.

Hartford Life and Annuity, Agreement No. 2000-25-DB
Effective October 1, 2000

ARTICLE XVI

CONFIDENTIALITY

A. This Agreement incorporates the confidentiality agreement previously agreed to between the parties on October 14, 1998 (the "Confidentiality Agreement") a
copy of which is attached hereto as Exhibit IV and hereby incorporated herein.
All matters with respect to this Agreement require the utmost good faith of both parties. Both the CEDING COMPANY and the REINSURER shall, in accordance with the terms of the Confidentiality Agreement, hold confidential and not disclose or make competitive use of any shared Confidential Information of the other party
(as such term is defined in the Confidentiality Agreement) unless otherwise agreed to in writing, or unless the information otherwise becomes publicly available other than through the fault of the other party of its agents) by means other than by either party or their agents, or unless the disclose is required for retrocession purposes, has been mandated by law, or is duly required by external auditors.

B. The CEDING COMPANY and the REINSURER agree that all facts or information received by any party related to a contract owner shall remain confidential, unless such facts or information is required to be disclosed by any regulatory authority or court of competent jurisdiction.

For purposes of this Agreement, Personal Information means financial and medical information that identifies an individual personally and is not available to the public, including, but not limited to, credit history, income, financial benefits, policy or claim information and medical records.

All parties agree to use and disclose Personal Information only to carry out the purposes for which it was disclosed to them and will not use or disclose
Personal Information if prohibited by applicable law, including, without limitation, statutes and regulations enacted pursuant to the Gramm-Leach-Bliley
Act (Public Law 106-102). If any party hereto outsources services to a third party, such third party will agree in writing to maintain the security and confidentiality of any information shared with them.

Hartford Life and Annuity, Agreement No. 2000-25-DB
Effective October 1, 2000

ARTICLE XVII

MISCELLANEOUS

A. This Agreement shall constitute the entire Agreement between the parties with respect to business reinsured hereunder. There is no understanding between the parties other than as expressed in this Agreement and any change or modification of this Agreement shall be null and void unless made by Amendment to the Agreement and signed by both parties.

B. Any notice or communication given pursuant to this Reinsurance Agreement must be in writing and 1) delivered personally, 2) sent by facsimile or other similar transmission to a number specified in writing by the recipient, 3)
delivered by overnight express, or 4) sent by Registered or Certified Mail,
Postage Prepaid, Return Receipt Requested, as follows:

If to CEDING COMPANY: Hartford Life and Annuity Insurance Company
200 Hopmeadow Street
Simsbury, CT 06089
Attn: Corporate Actuary
With a copy to: Attn: General Counsel

If to the REINSURER: AXA Corporate Solutions Life Reinsurance Company
17 State Street, 32nd Floor
New York NY 10004
Attn: Life Reinsurance Treaty Officer

All notices and other communications required or permitted under this
Reinsurance Agreement that are addressed as provided in this Section will 1) if delivered personally or by overnight express, be deemed given upon delivery; 2)
if delivered by facsimile transmission or other similar transmission, be deemed given when electronically confirmed, and 3) if sent by Registered or Certified mail, be deemed given when marked Postage Prepaid by the sender's terminal. Any party from time-to-time may change its address, but no such notice of change will be deemed to have been given until it is actually received by the party sought to be charged with the contents thereof.

C. This Agreement shall be binding to the parties and their respective successors and permitted assignees. This Agreement may not be assigned by either party without the written consent of the other. This Agreement may be modified or amended only by an Amendment duly executed and delivered on behalf of each party by its respective duly authorized officers.

D. This Agreement is an indemnity reinsurance agreement solely between the
CEDING COMPANY and the REINSURER. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between the REINSURER and the annuitant, owner, beneficiary or any other party under any contracts of the
CEDING COMPANY which may be reinsured hereunder; the CEDING COMPANY shall be and remain solely liable to such parties under such contracts reinsured hereunder.

Hartford Life and Annuity, Agreement No. 2000-25-DB
Effective October 1, 2000

ARTICLE XVIII

SEVERABILITY

If any provision of this Agreement is determined to be invalid or unenforceable, such determination will not affect or impair the validity or the enforceability of the remaining provisions of this Agreement.

Hartford Life and Annuity, Agreement No. 2000-25-DB
Effective October 1, 2000

ARTICLE XIX

DAC TAX
TREASURY REGULATION SECTION 1.848-2(G)(8) ELECTION

The CEDING COMPANY and the REINSURER hereby agree to the following pursuant to the Section 1.848-2(g)(8) of the Income Tax Regulations issued December 29,
1992, under Section 848 of the Internal Revenue Code 1986, as amended. This election shall be effective for 1999 and all subsequent taxable years for which this Agreement remains in effect.

A. The term "party" will refer to either the CEDING COMPANY or the REINSURER as appropriate.

B. The terms used in this Article are defined by reference to Treasury
Regulations Section 1.848-2 in effect as of December 29, 1992.

C. The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deduction limitation of IRC
Section 848(c)(1).

D. Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency. The parties also agree to exchange information, which may be otherwise required by the IRS.

E. The CEDING COMPANY will submit to the REINSURER by April 1st of each year, a schedule of its calculation of the net consideration for the preceding calendar year. This schedule will be accompanied by a statement signed by an officer of the CEDING COMPANY stating that the CEDING COMPANY will report such net consideration in its tax return for the preceding calendar year.

F. The REINSURER may contest such calculation by providing an alternate calculation to the CEDING COMPANY in writing within thirty (30) days of the
REINSURER's receipt of the CEDING COMPANY's calculation. If the REINSURER does not notify the CEDING COMPANY, the REINSURER will report the net consideration as determined by the CEDING COMPANY in the REINSURER's tax return for the previous calendar year.

G. If the REINSURER contests the CEDING COMPANY's calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within thirty (30) days of the date the REINSURER submits its alternate calculation. If the REINSURER and CEDING COMPANY reach agreement on an amount of net consideration, each party shall report such amount in their respective tax returns for the previous calendar year.

Hartford Life and Annuity, Agreement No. 2000-25-DB
Effective October 1, 2000

ARTICLE XX

DURATION OF AGREEMENT

A. This Agreement shall be unlimited as to its duration but may be reduced or terminated as provided in this Article, below.

B. This Agreement shall be open for new business for a minimum of two (2) years as measured from the Effective Date of this Agreement subject to a limit of three-billion dollars ($3,000,000,000) of total new considerations to the CEDING
COMPANY divided by the quota-share percentage as described in Schedule A. Any time on or after the second anniversary of this Agreement, and upon one-hundred-eighty (180) days written notice, or anytime on or after attainment of three-billion dollars ($3,000,000,000) of total new considerations, and upon sixty (60) days' written notice, either the CEDING COMPANY or the REINSURER may cancel this Agreement for new business unilaterally or amend the terms of reinsurance for new business by mutual agreement. The facility may be renewed thereafter, subject to mutually accepted terms.

C. The terms of this Agreement may be altered due to the actual insolvency
(either party is in the liquidation process) of the REINSURER or the CEDING
COMPANY.

Hartford Life and Annuity, Agreement No. 2000-25-DB
Effective October 1, 2000

ARTICLE XXI

EXECUTION OF AGREEMENT

This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument. Each counterpart may consist of a number of copies hereof signed by less than both, but together signed by both of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their duly authorized representatives as of October 1, 2000.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By: /s/ Charles N. Vest Date: December 12, 2001
----------------------------------------
Charles N. Vest, Vice President

Attest: /s/ Daniel R. Guilbert
----------------------------------------
Daniel R. Guilbert, Assistant Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By: /s/ Michael W. Pado Date: 03 December, 2001
----------------------------------------
Michael W. Pado, President

By: /s/ Josee DeRoy
----------------------------------------
Josee DeRoy, Vice President

Attest: /s/ Julia Cornely
----------------------------------------
Julia Cornely, Assistant Vice President

Hartford Life and Annuity, Agreement No. 2000-25-DB
Effective October 1, 2000

SCHEDULE A

PLANS OF REINSURANCE

A. [REDACTED]

B. Issue Dates:

Policies issued on or after October 1, 2000

C. Related Contracts -- For all States where approved

Variable Annuity Policy Forms: LA-VA00 and any state variations

Optional Death Benefit Rider Forms: LA-VA99OPTDB-00

D. GMDB Reinsured

- Basic Benefit for issue ages 0-79: Maximum Anniversary Value is the highest
Contract Anniversary Value prior to the deceased's death and 81st birthday increased by premiums and reduced by gross partial surrenders since that anniversary. Note: The maximum Anniversary Value will be reduced by any
Payment Enhancements credited in the 12 months prior to the date of calculation of the death benefit.

- Basic Benefit for issue ages 80-90: 100% premiums minus gross partial surrenders.

- Optional Enhanced Benefit for issue ages 0-75: Greater of the Basic Benefit and 5% Roll-up of premium to deceased's death or 81st birthday, reduced by partial surrender adjustments, subject to a cap of 200% of premiums less partial surrender adjustments. On or after the 81st birthday, the Roll up amount is increased by premiums and reduced by any partial surrender adjustments.

Hartford Life and Annuity, Agreement No. 2000-25-DB
Effective October 1, 2000

SCHEDULE B

INVESTMENT FUNDS

THE DIRECTOR OUTLOOK VARIABLE ANNUITIES


FUNDS STATUS CHANGES
----------------------------------------------------------------------------------------------------------------
Hartford Bond Fund
Hartford Stock Fund
Hartford Money Market Fund
Hartford Advisers Fund
Hartford Capital Appreciation Fund
Hartford Mortgage Securities Fund
Hartford Index Fund
Hartford International Opportunities Fund
Hartford Dividend and Growth Fund
Hartford International Advisers Fund Now known as Name change 5/1/01
Hartford Global Advisers Fund
Hartford MidCap Fund (closed to new money 6/29/01)
Hartford Small Company Fund
Hartford Growth and Income Fund
Hartford Global Leaders Fund
Hartford High Yield Fund
Hartford Global Health
Hartford Global Technology
Hartford MidCap Value Fund
Hartford International Capital Appreciation Fund 5/1/01
Hartford International Small Company Fund 5/1/01
Hartford Value Fund 5/1/01
Hartford Global Financial Services Fund 5/1/01
Hartford Global Communications Fund 5/1/01
Hartford Focus Fund 5/1/01
Amsouth Equity Income Fund 5/1/01
Amsouth Select Equity Fund 5/1/01
Amsouth Capital Growth Fund 5/1/01
Nations Asset Allocation Fund 5/1/01
Nations Marsico 21stCentury Fund 5/1/01
Nations Marsico International Oportunities Fund 5/1/01
Nations Capital Growth Fund 5/1/01
Nations Small Company Fund 5/1/01
Nations Value Fund 5/1/01
Nations Marisco Growth and Income Fund 5/1/01
Nations Marisco Focused Equities Fund 5/1/01
Nations High Yield 5/1/01
Nations International Value Fund 5/1/01
AIM VI Capital Appreciation Fund 5/1/01
AIM VI High Yield Fund 5/1/01
AIM VI Value Fund 5/1/01
Evergreen Omega Fund 3/6/00


Hartford Life and Annuity, Agreement No. 2000-25-DB
Effective October 1, 2000

THE DIRECTOR OUTLOOK VARIABLE ANNUITIES


FUNDS STATUS CHANGES
------------------------------------------------------------------------
Evergreen Special Equity Fund
Evergreen Foundation Fund
Evergreen Perpetual International Fund
Evergreen Capital Growth Fund
Evergreen Growth Fund
First American International Portfolio 1/29/01
First American Large Cap Growth Portfolio 1/29/01
First American Technology Portfolio 1/29/01
Prudential 20/20 Focus Fund 3/1/01
Prudential Jennison Growth Fund 3/1/01
Prudential Jennison International Growth Fund 3/1/01
Prudential Value Fund 3/1/01


Hartford Life and Annuity, Agreement No. 2000-25-DB
Effective October 1, 2000

2

PUTNAM HARTFORD CAPITAL ACCESS II VARIABLE ANNUITIES


FUNDS STATUS CHANGES
----------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income
Putnam VT Asia Pacific Growth Fund
Putnam VT Capital Appreciation Fund Added 11/1/00
Putnam VT Diversified Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Asset Allocation Fund
Putnam VT Global Growth Fund
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Growth Fund
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Small Cap Fund
Putnam VT Technology Fund Added 7/17/00
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund
Putnam VT Voyager II Fund Added 11/1/00


Hartford Life and Annuity, Agreement No. 2000-25-DB
Effective October 1, 2000

3

THE LEADERS OUTLOOK VARIABLE ANNUITY


FUNDS STATUS CHANGES
----------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Fund
American Funds Bond Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
American Funds New World Fund
American Funds Blue Chip Income and Growth Fund 7/5/01
Franklin Real Estate Fund
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund
Mutual Shares Securities Fund
Templeton Asset Strategy Fund
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund
Templeton International Securities Fund
Franklin Technology Securities Fund
Hartford Money Market Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Global Equity Series Fund
MFS Growth Series Fund Now MFS Investors Growth Stock Series Fund as of
5/1/01
MFS Growth with Income Series Fund Now MFS Investors Trust Series Fund as of 5/1/01
MFS High Income Series Fund
MFS Mid Cap Growth Series Fund
MFS New Discovery Series Fund
MFS Total Return Series Fund
Prudential 20/20 Focus Fund 3/1/01
Prudential Jennison Growth Fund 3/1/01
Prudential Jennison International Growth Fund 3/1/01
Prudential Value Fund 3/1/01


Hartford Life and Annuity, Agreement No. 2000-25-DB
Effective October 1, 2000

4

SCHEDULE C

SUGGESTED DATA LAYOUT


FIELD DESCRIPTION COMMENTS
-------------------------------------------------------------------
Annuitant's ID: Last Name
First Name
Middle Name
Sex M or F
Date of Birth YYYYMMDD
Social Security
No./Social Insurance No.
Joint Annuitant's ID: Last Name If Applicable
First Name
Middle Name
Sex M or F
Date of Birth YYYYMMDD
Social Security
No./Social Insurance No.
Owner's ID: Last Name
First Name
Middle Name
Sex M or F
Date of Birth YYYYMMDD
Social Security
No./Social Insurance No.
Joint Owner's ID: Last Name If Applicable
First Name
Middle Name
Sex M or F
Date of Birth YYYYMMDD
Social Security
No./Social Insurance No.
Policy Number
Policy Issue Date YYYYMMDD
Policy Issue Status NI=True New Issue,
SC=Spousal
Continuance,EX=1035
Exchange
Tax Status Qualified (Q), or
Non-qualified (N)


Hartford Life and Annuity, Agreement No. 2000-25-DB
Effective October 1, 2000

SCHEDULE C
(CONTINUED)
SUGGESTED DATA LAYOUT


FIELD DESCRIPTION COMMENTS
-------------------------------------------------------------------
GMDB / EDB SECTION (if
applicable)
Mortailtiy Risk Definition AV = VNAR; CV = VNAR + SCNAR
Indicator
Death Claim Trigger A = Annuitant, O = Owner, 1 = 1st
to die, 2 = 2nd to die (e.g., A2 -
payable upon death of second of
joint annuitants)
Current Ratchet Value If Applicable
Current Reset Value If Applicable
Current Rollup Value If Applicable
Current Return of Premium If Applicable
Value
Minimum Guaranteed Death
Benefit
Contract Death Benefit Greater of Account Value and
Minimum Guaranteed Death Benefit
Effective Date of the Rider YYYYMMDD
Account Value as of the
Effective Date of the Rider


Mortality Riskd VNAR Max [Contractual Death Benefit - Account
Value), 0]
SCNAR Surrender Charge, if applicable
EDBNAR [Max ([ILLEGIBLE]) - Max ([ILLEGIBLE])]

Gain In dollar amount
Gain Percentage 25%, 40%
Gain Cap as defined in the rider
Quota Share Cohort 01=1st month, 02=2nd, etc...
Quota Share % Percentage reinsured
Payment enhancements credited $ amount of rolling 12-month total within 12 months of any payment enhancements, if
applicable
GMIB SECTION (if applicable)
GMIB indicator Y = benefit elected, N = benefit
not elected, NA = not applicable
Income Benefit Elected 01 = option 1, 02 = option 2, etc.
Expiration of Waiting Period YYYYMMDD
GMIB Annuitization Date YYYYMMDD - actual date
Most Recent GMIB Step-up / YYYYMMDD, if applicable
Reset Date
Cancellation Date YYYYMMDD, if applicable
Pricing Cohort Indicator
IBB Amount
GMIB IBNAR Amount Calculated using an individual life
annuity form with 10 years certain
Treasury Rate Used in IBNAR calculation
GMAB SECTION (if applicable)

GMAB Indicator Y = benefit elected, N = benefit
not elected, NA = not applicable
Accumulation Benefit Elected 01 = option 1, 02 = option 2, etc.
Maturity Date YYYYMMDD
Most Recent GMAB Step-Up / YYYYMMDD, if applicable
Rollover Date
Cancellation Date YYYYMMDD, if applicable
Pricing Cohort Indicator
GMAB Guaranteed Value Current Value
GMAB NAR Max [(GMAB Guaranteed Value -
Account Value), 0]
Account Value Current total value
Surrender Charge If reinsured
Cumulative Deposits Total premiums
Cumulative Withdrawal Total withdrawals
Cumulative Withdrawal Total Adjustments due to partial
Adjustments surrenders

Hartford Life and Annuity, Agreement No. 2000-25-DB
Effective October 1, 2000

SCHEDULE C
(CONTINUED)
SUGGESTED DATA LAYOUT


FIELD DESCRIPTION COMMENTS
------------------------------------------------------------------------
Funding Vehicle Values:
"MorningStar" designations (US)
Aggressive Growth
Balanced
Corporate Bond
Government Bond
Growth
Growth and Income
High Yield Bond
International Bond
International Stock
Money Market
Specialty Fund
Fixed Account
Dollar Cost Averaging


Note: total of funding vehicles should equal account value.

Termination Information:
Termination Date YYYYMMDD, If applicable
Reason for termination Death (D), Annuitization (A), 1035 Exchange
(X), GMIB Election (I), Other (O).
Cause of Death If applicable. Use your Cause of Death
code, and provide translation
Summary Information: For reconciliation purposes (may be paper summary)
Total number of records Monthly aggregate information by GMIB
Design, GMAB Design, and Pricing Cohort (if
applicable)
Total of each dollar field Monthly aggregate information by GMIB
Design, GMAB Design, and Pricing Cohort (if
applicable)

Note: All values to nearest dollar

Hartford Life and Annuity, Agreement No. 2000-25-DB
Effective October 1, 2000

EXHIBIT I
1994 VARIABLE ANNUITY MGDB MORTALITY TABLE
(AGE LAST BIRTHDAY)

[REDACTED]

Hartford Life and Annuity, Agreement No. 2000-25-DB
Effective October 1, 2000

EXHIBIT II

REINSURANCE PREMIUMS

[REDACTED]

* The current maximum premium rate shall be in effect for a minimum of twenty
(20) years from the Effective Date of this Reinsurance Agreement.
Thereafter, it may be increased based on expected experience but not beyond the stated guaranteed maximum rates shown.

Hartford Life and Annuity, Agreement No. 2000-25-DB
Effective October 1, 2000

EXHIBIT III

BENEFIT LIMITATION RULE

[REDACTED]

Hartford Life and Annuity, Agreement No. 2000-25-DB
Effective October 1, 2000

EXHIBIT IV

CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT

Hartford Life and Annuity, Agreement No. 2000-25-DB
Effective October 1, 2000

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LIFE
CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT

This Confidentiality and Non-Disclosure Agreement ("Agreement") made as of 14
October, 1998 by and between AXA Re Life Insurance Company ("AXA Re"), a life insurance company organized and existing under the laws of the State of
Delaware, and Hartford Life Insurance Company ("Company"), a corporation organized and existing under the laws of the State of Connecticut.

WHEREAS, the parties hereto intend to disclose, both orally and in writing, certain confidential and proprietary Information ("Confidential Information") to each other, and to the designated Affiliates and representatives of each other, in furtherance of evaluating the possibility of entering into a reinsurance program between AXA Re and the Company covering various guaranteed benefits within new and/or inforce variable annuity and/or variable life contracts that incorporate Company Confidential Information; and

WHEREAS, the parties wish to protect certain Confidential Information which may be disclosed between them, particularly regarding AXA Re's program for reinsuring variable annuity contracts.

NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto acknowledge and agree that the Confidential Information disclosed hereunder is confidential, proprietary and trade secret to the disclosing party and is disclosed to the receiving party on a confidential basis under this
Agreement, to be used only as expressly permitted by the terms and conditions of this Agreement. Title to the Confidential Information will remain at all times in the disclosing party and no transfer of any interest is either expressly granted or implied.

CONFIDENTIAL INFORMATION

As used in this Agreement, the term "Confidential Information" includes but is not limited to the following items, whether existing now or created in the future; (a) all knowledge or information concerning the business, operations and assets of the parties hereto and their respective Subsidiaries and Affiliates which is not readily available to the public, such as: internal operating procedures; investment strategies; sales data and customer lists; financial plans, projections and repots; and insurance and investment company programs, plans and products; (b) all property owned, licensed and/or developed by or for the parties, their Subsidiaries or Affiliates or their respective clients and not readily available to the public, such as computer systems, programs, software and devices, plus information about the design, methodology and documentation therefore (c) Information, materials, products or any other tangible or intangible assets in the possession or the control of the parties or their Subsidiaries or Affiliates which is proprietary to, or confidential to or about, any other person or entity; (d) proprietary or confidential information obtained from persons or entities conducting business with the parties or their
Subsidiaries or Affiliates in any capacity; and (e) records and repositories of all of the foregoing, in whatever from maintained.

1

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LIFE

Without limiting the generality of the foregoing: (a) Confidential Information of AXA Re shall include, without limitation, all Information with respect to AXA
Re's program for reinsuring variable annuities and/or variable life insurance, any actuarial, pricing and financial information provided by AXA Re or its
Affiliated companies to the Company, and all Information conveyed orally or by any other means by AXA Re or its Affiliated companies to the Company, with respect to reinsurance of variable annuities and/or variable life insurance; and
(b) Confidential Information of the Company shall include, without limitation, all information with respect to its variable annuity and/or variable life contract, any actuarial, pricing and financial Information provided by the
Company or its Affiliated companies to AXA Re, the Company annuity pricing model, and all information conveyed orally or by any other means by the Company or its Affiliated companies to AXA Re, with respect to Company variable annuity and/or variable life insurance programs.

Failure to mark any material or information "Confidential" shall not affect the confidential nature therefore.

The restrictions against disclosing and disseminating the Confidential
Information shall not apply to:

i. general skills and experience gained by employees of either party, their Subsidiaries or their Affiliates; or

ii. information known by the receiving party prior to disclosure under this Agreement; or

iii. information disclosed to the receiving party by a third party who was not under an obligation of confidentiality to the disclosing party; or

iv. Information which is publicly available or generally known within the insurance or data processing industries; or

v. information which is independently developed by the receiving party prior to, concurrent with or subsequent to the disclosing party's disclosure without any wrongful act or breach of this Agreement by the receiving party; or

vi. Information which becomes available to one party, its Subsidiaries, its Affiliates or its representatives on a non-confidential basis from sources other than the other party or its Subsidiaries,
Affiliates or representatives, provided that the recipient of such information does not know or have reason to know that such sources are prohibited by contractual, legal or fiduciary obligation from transmitting the information.

The foregoing notwithstanding, nothing in this Agreement shall be construed to prohibit the disclosure of Confidential Information in accordance with the terms of a court order, In the event one of the parties becomes legally compelled to disclose the Confidential Information of the other, the party being compelled shall provide prompt and reasonable notice to the other party, so that the other party may seek a protective order, an appeal, or other appropriate remedy.

2

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LIFE

BREACH

The Parties hereto recognize that the unauthorized disclosure, duplication, reproduction or use of the Confidential Information would cause irreparable harm to the disclosing party and that monetary damages will be inadequate to compensate the disclosing party for such breach. For that reason, the parties hereto shall be entitled to seek, in any court of competent jurisdiction, injunctive relief including a preliminary injunction and an order of seizure and impoundment under Section 503 of the Copyright Act and the receiving party will not object to the entry of an injunction or other equitable relief against it on the basis of an adequate remedy at law of other reason. Such relief shall be cumulative and in addition to whatever other remedies the disclosing party may have.

MISCELLANEOUS

(a) No waiver of any provision of this Agreement shall be effective unless contained in a writing executed by the party against whom enforcement thereof is sought. A waiver of any specific term hereof shall not be deemed to constitute a waiver of any other term hereof, nor shall a waiver on any one or more occasions be deemed to imply or constitute a waiver of the same of any other term on any other occasion.

(b) If any part of this Agreement shall be held to be void or unenforceable, such part shall be treated as severable, leaving valid the remainder of the
Agreement.

(c) This Agreement shall be construed in accordance with the laws of the State of Delaware.

(d) Anything in this Agreement to the contrary notwithstanding, nothing herein shall be construed as commitment by either party to enter into a Reinsurance
Agreement or to engage in anything beyond having initial discussions and exchanging information which may lead to a formal request for a reinsurance proposal and subsequent preparation thereof.

(e) Each of the parties shall cause its respective Subsidiaries and Affiliates to abide by the terms of this Agreement, and in the event of a violation of this
Agreement by their respective Subsidiaries of Affiliates, shall be liable hereunder to the same extent as if, themselves, had committed such violation.

(f) For purposes of this Agreement:

(i) "Affiliate" shall mean a person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with another person or beneficially owns or has the power to vote or direct, the vote of twenty-five percent (25%) or more of any class of voting stock (or of any form of voting equity interest in the case of a person that is not a corporation) of such other person. For purposes of this definition, "control", including the terms "controlling" and "controlled", means the power to direct or cause the direction of the management and policies of a person, directly or indirectly, whether

3

[LOGO]
LIFE

through the ownership of securities or partnership or other
ownership interests, by contract or otherwise.

(ii) "Subsidiary" of a person means any person with respect to whom such specified person, directly or indirectly, beneficially owns fifty percent (50%) or more of the equity interests in, or holds the voting control of fifty percent (60%) to more of the equity
interests in, such person.

(g) Upon the written request of AXA Re at any time, the Company will return to
AXA Re all AXA Re Confidential Information, provided that if AXA Re Enters into a reinsurance agreement with the Company, that the Company shall be entitled to retain AXA Re Confidential Information required by the Company in order to fulfill its obligations under the reinsurance agreement (but that any such
Confidential Information shall not be used for any other purpose).

(h) Upon the written request of the Company at any time, AXA Re will return to the Company all Company Confidential Information, provided that If AXA Re enters into a reinsurance agreement with the Company, that AXA Re shall be entitled to retain Company Confidential Information required by AXA Re in order to fulfill its obligations under the reinsurance agreement (but that any such Confidential
Information shall not be used for any other purpose).

(i) Nothing in this agreement shall prevent the Company and AXA Re from developing reinsurance products, or limit their respective rights to develop reinsurance products, provided the Company does not use AXA Re Confidential
Information and AXA Re does not use Company Confidential Information In connection with the development of such products.

COMMENCEMENT AND TERMINATION OF AGREEMENT

This Agreement is effective upon the date first written above. The obligations of each party set out in the preceding paragraphs above shall survive the termination of the Agreement.

Notwithstanding anything in this Agreement to the contrary, each party agrees that any agreement executed between them as a result of these discussions shall incorporate the confidentiality provisions contained herein, and this Agreement shall be deemed to continue in full force and effect during all terms of such subsequent agreement.

GENERAL PROVISIONS

This Agreement shall be governed by and construed, and the legal relations between the parties shall be determined, in accordance with the laws of the
State of Delaware without giving effect to the principles of conflicts of laws.
This Agreement supersedes all prior understandings and negotiations, oral and written, and constitutes the entire understanding between the parties on this subject. This Agreement and any of the rights of obligations hereunder are not assignable without AXA Re's prior written permission.

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LIFE

No waiver, modification, or amendment to the Agreement shall be binding upon the parties unless it is in writing signed by an Authorized Representative of the party against whom enforcement is sought

IN WITNESS THEREOF, the parties by their duly Authorized Representatives have caused this Agreement to be executed as of the date first written above.

AXA RE LIFE INSURANCE COMPANY HARTFORD LIFE INSURANCE COMPANY

By: /s/ Michael Sakoulas By: /s/ Michael R. Winterfield
------------------------------ ------------------------------
Michael Sakoulas Michael R. Winterfield
Title: Vice President Title: Assistant Vice President
Date: 14 October, 1998 Date: 14 October, 1998

5

AMENDMENT NO. 1 TO
AUTOMATIC REINSURANCE AGREEMENT NO. 2000-25, DATED OCTOBER 1, 2000

between

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
(CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
(REINSURER)

Effective January 29, 2001, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

The CEDING COMPANY's Enhanced Death Benefit-Earnings Enhancement Rider (EDB-EE)
shall be added as a reinsured product hereunder, for elections that occur on or after the effective date of this Amendment but before the end of the new business term of the underlying Agreement as set forth in Article XX, Duration of Agreement. Reinsurance shall be in accordance with the terms set forth in this Amendment, and it is understood that references in the underlying Agreement to Schedule A and Exhibit II hereafter encompass the supplements added by this
Amendment:

- SCHEDULE A-1, PLANS OF REINSURANCE, ENHANCED DEATH BENEFIT-EARNINGS
ENHANCEMENT RIDER, is hereby added to this Agreement to set forth and describe the Quota Share, Issue Dates, Related Contracts, Benefit
Reinsured, Mortality Net Amount at Risk (MNAR) calculation and
Reinsurance Premium calculation provisions specific to the EDB-EE
Rider.

- EXHIBIT II-1, REINSURANCE PREMIUMS, ENHANCED DEATH BENEFIT-EARNINGS
ENHANCEMENT RIDER, is hereby added to this Agreement to set forth and describe the reinsurance premium rates for the EDB-EE Rider.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By: /s/ Charles N. Vest Date: December 12, 2001
----------------------------------------
Name/Title Charles N. Vest, Vice
President

Attest: /s/ Daniel R. Guilbert
----------------------------------------
Name/Title Daniel R. Guilbert, Assistant
Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By: /s/ Michael W. Pado Date: 03 December, 2001
----------------------------------------
Michael W. Pado, President

By: /s/ Josee Deroy
----------------------------------------
Josee Deroy, Vice President

Attest: /s/ Julia Cornely
----------------------------------------
Julia Cornely, Assistant Vice President

Hartford Life and Annuity Treaty No. 2000-25, Effective October 1, 2000
Amendment No. 1, Effective January 29, 2001

SCHEDULE A-1

PLANS OF REINSURANCE

ENHANCED DEATH BENEFIT-EARNINGS ENHANCEMENT RIDER (EDB-EE)

A. [REDACTED]

B. ISSUE DATES

Policies issued on or after January 29, 2001 and policies issued under this
Agreement before January 29, 2001 and still in force on January 29, 2001, that elect the EDB-EE Rider.

C. RELATED CONTRACTS -- For all States where approved

- Outlook Variable Annuity Policy Forms (including state variations thereof):

HL-VA00,

LA-VAOO

- EDB-EE Rider Forms (including state variations thereof):

HL-VAEDB

LA-VAEDB

D. BENEFIT REINSURED

Enhanced Death Benefit-Earnings Enhancement Rider (EDB-EE. Basic) --- For Issue
Ages 0-80

The EDB-EE Basic benefit is the maximum of the following:

- Contract value plus 40% of the Gain for Issue Ages 0-69 and 25% for
Issue Ages 70-80

- Net considerations (Initial Premiums reduced dollar-for-dollar on withdrawals);

- A GMDB equal to a Maximum Anniversary Value (MAV) calculated on the contract anniversary prior to the deceased's 81st birthday
(additional premiums and withdrawals are treated on a
dollar-for-dollar basis); GMDB frozen thereafter.

The Gain is defined as follows as the lesser of 1 or 2:

1. The greater of zero or the following amount:

a. the Contract Value as of the date of receipt of Due Proof of Death;
less

b. the Contract Value on the effective date of this rider plus premium payments received after the effective date of this rider; plus

c. the sum of Adjustments for all partial surrenders which occur after the effective date of this rider.

Hartford Life and Annuity Treaty No. 2000-25, Effective October 1, 2000
Amendment No. 1, Effective January 29, 2001

SCHEDULE A-1
(CONTINUED)
PLANS OF REINSURANCE

ENHANCED DEATH BENEFIT-EARNINGS ENHANCEMENT RIDER (EDB-EE)

2. 200% of a) less b) below as follows:

a. the sum of the Contract Value on the effective date of this rider, plus premium payments received after the effective date of this rider excluding payments received within 12 months of the date of death, less

b. the sum of Adjustments for all partial surrenders which occur after the effective date of this rider.

Adjustments for partial surrenders which occur after the effective date of this rider are equal to the greater of zero or the following amount:

1. the gross amount of the partial surrender; plus

2. the Contract Value on the effective date of this rider plus premium payments received after the effective date of this rider and prior to the partial surrender, less

3. the Contract Value on the Valuation Day immediately preceding the date of partial surrender; less

4. the sum of Adjustments for all prior partial surrenders which have occurred after the effective date of this rider.

Enhanced Death Benefit (EDB-EE Optional) -- For Issue Ages 0-75
The EDB-EE Optional benefit is the maximum of the following:

- Contract value plus 40% of the Gain for Issue Ages 0-69 and 25% for
Issue Ages 70-75

- Net considerations (Initial Premiums reduced dollar-for-dollar on withdrawals)

- AGMDB equal to the greater of Maximum Anniversary Value calculated on the contract anniversary prior to the deceased's 81st birthday
(additional premiums and withdrawals are treated on a
dollar-for-dollar basis) and 5% Roll-up to the Contract Anniversary prior to the deceased's 81st birthday subject to 200% of net considerations (proportionally reduced for withdrawals); GMDB frozen thereafter

The Gain is defined in the same manner as for the EDB-EE Basic.

Hartford Life and Annuity Treaty No. 2000-25, Effective October 1, 2000
Amendment No. 1, Effective January 29, 2001

SCHEDULE A-1
(CONTINUED)
PLANS OF REINSURANCE

ENHANCED DEATH BENEFIT-EARNINGS ENHANCEMENT RIDER (EDB-EE)

E. [REDACTED]

F. REINSURANCE PREMIUMS

The provisions of Article V of the underlying Agreement shall apply except as noted herein.

1. The reinsurance premium is an asset-based premium rate which shall be applied to the average aggregate account value over the reporting period inforce multiplied by the quota share percentage reinsured by the REINSURER and further multiplied by the Premium Adjustment Factor (PAF) determined as shown in the following formula:

[REDACTED]

The PAF will be based on the sum of all uncapped EDBMNAR resulting from each contract owned by any individual life.

The above PAF will change for each reporting period as long as the sum of all uncapped EDBMNAR for any individual life exceeds one million dollars
($1,000,000), adjusted by the quota share percentage reinsured. Should the sum of all uncapped EDBMNAR for any individual life decrease below one million dollars ($1,000,000), adjusted by the quota share percentage reinsured, then the
PAF for that individual life reverts to 100%.

2. The premium rate levels vary by issue age and underlying GMDB design. The annualized reinsurance premium rates are shown in EXHIBIT II-1 attached to this
Amendment and are expressed in terms of basis points. In practice, the reinsurance premiums shall be applied on a monthly basis by utilizing 1/12th of the annualized rates. The reporting period is monthly.

3. The YRT reinsurance premium rate described in Article V, Paragraph A of the underlying Agreement does not apply to reinsurance on the EDB-EE Rider.

Hartford Life and Annuity Treaty No. 2000-25, Effective October 1, 2000
Amendment No. 1, Effective January 29, 2001

EXHIBIT II-1
REINSURANCE PREMIUMS

For policies issued with the EDB-EE Rider and for in force policies with EDB-EE
Rider elections, the reinsurance premiums set forth below shall be due in addition to the reinsurance premiums for the GMDB set forth in the underlying
Agreement.

[REDACTED]

* The current reinsurance premium rate shall be in effect for a minimum of 20 years from the effective date of this reinsurance agreement. Thereafter, it may be increased based on expected experience but not beyond the stated
guaranteed maximum rates shown.

Hartford Life and Annuity Treaty No. 2000-25, Effective October 1, 2000
Amendment No. 1, Effective January 29, 2001

AMENDMENT NO. 2 TO

AUTOMATIC REINSURANCE AGREEMENT NO. 2000-25, DATED OCTOBER 1, 2000

between

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
(CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
(REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

- ARTICLE II, COMMENCEMENT AND TERMINATION OF LIABILITY, is hereby replaced by the attached revised Article II, to describe the revision to
Paragraph A.3., that results from the issuance of the Amendatory Rider as described under Schedule A, below.

- SCHEDULE A, PLANS OF REINSURANCE, is hereby replaced by the attached revised Schedule A:

1. To expand Paragraph C, now called Related Contracts and Variable
Annuity Products Reinsured Hereunder. The Prospectus Names of the
variable annuity products reinsured hereunder are now listed; and

2. To add, effective May 1, 2002, subject to state approvals, the
Amendatory Rider as a covered form hereunder. The Amendatory Rider revises the adjustment method for partial surrender; and

3. To revise Paragraph D, GMDB Reinsured, to document that for contracts sold with the above-described Amendatory Rider, the
Maximum Anniversary Value will be calculated by using a proportional adjustment for partial surrender instead of a dollar-for-dollar adjustment for partial surrender.

- SCHEDULE A-1, PLANS OF REINSURANCE, ENHANCED DEATH BENEFIT-EARNINGS
ENHANCEMENT RIDER, is hereby replaced by the attached revised Schedule
A-1 to document the revisions shown for Schedule A, as they relate to
Schedule A-l.

- SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised
Schedule B, to describe various fund changes and additions as of the dates shown.

- Effective May 1, 2002, all in force and new Director Outlook and
Director Outlook Proprietary Variable Annuity contracts reinsured hereunder will have an increase in the 12b-1 fee. The REINSURER hereby acknowledges the fee increase and agrees to continue to reinsure in force contracts and to reinsure new contracts at the same reinsurance terms as have existed hereunder for the affected variable annuity products before the fee increase.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

Hartford Life and Annuity Treaty No. 2000-25, Effective October 1, 2000
Amendment No. 2


HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By: /s/ Charles N. Vest Date: November 25, 2002
---------------------------------------------
Name/Title Charles N. Vest, Vice President

Attest: /s/ Daniel R. Guilbert
---------------------------------------------
Name/Title Daniel R. Guilbert, Associate
Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By: /s/ Michael W. Pado Date: 29 July 2002
---------------------------------------------
Michael W. Pado, President

By: /s/ Josee Deroy
---------------------------------------------
Josee Deroy, Vice President

Attest: /s/ Julia Cornely
---------------------------------------------
Julia Cornely, Assistant Vice President

Hartford Life and Annuity Treaty No. 2000-25, Effective October 1, 2000
Amendment No. 2

ARTICLE II

COMMENCEMENT AND TERMINATION OF LIABILITY

A. On reinsurance ceded under the terms of this Agreement, the liability of the
REINSURER shall commence simultaneously with that of the CEDING COMPANY. The liability under this Agreement will terminate either:

1. in accordance with the Duration of Agreement provisions of this Agreement as stated in Article XX; or,

2. for an individual contract, upon the earliest of the following occurrences defined in the contract(s) reinsured hereunder:

a. the date the owner elects to annuitizc

b. surrender or termination of the contract

c. the CEDING COMPANY's receipt of due proof of death of a single owner or annuitant where such death triggers the payment of a contractual death benefit, except when spousal continuance has been elected. On spousal continuance election the REINSURER's liability will be terminated upon death of the continuing spouse;

d. attainment of the maximum annuity commencement date (as described in the contract forms shown in Schedule A), not to exceed age 105.

3. for an individual contract, reinsurance coverage will cease on the first day of the month following a withdrawal that causes the Account Value of the contract to fall below four-thousand-dollars ($4,000). Once reinsurance coverage ends for a specific contract, it cannot be reinstated under this
Agreement.

NOTE: The provisions of this Paragraph 3 apply only to contracts for which the GMDB is reduced dollar-for-dollar for partial surrender and not to contracts issued with the Amendatory Rider.

B. The REINSURER shall be liable to reimburse claims only on those deaths where the actual date of death is on or after October 1, 2000, in accordance with
Article VII.

Hartford Life and Annuity Agreement No. 2000-25-DB
Effective October 1, 2000

SCHEDULE A

PLANS OF REINSURANCE

A. [REDACTED]

B. Issue Dates:

Policies issued on or after October 1, 2000

C. Related Contracts and Variable Annuity Products Reinsured Hereunder (For all
States where approved)

1. Related Contracts

(a) Variable Annuity Policy Forms: LA-VA00 and any state variations
(b) Optional Death Benefit Rider Forms: LA-VA99OPTDB-00 and any state variations
(c) Amendatory Rider (effective May 1, LA-PROPDB02 and any state
2002): variations

2. Prospectus Names of Variable Annuity Products Reinsured

(a) Director Outlook
(b) Director Solution Outlook (added March 7, 2002)
(c) Director Preferred Outlook
(d) Director Elite Outlook
(e) Wells Fargo Director Outlook
(f) Putnam Hartford Capital Access II
(g) Hartford Leaders Outlook
(h) Hartford Leaders Solution Outlook (added March 7,
2002)
(i) Hartford Leaders Elite Outlook

D. GMDB Reinsured

- Basic Benefit for issue ages 0-79: Maximum Anniversary Value is the highest Contract Anniversary Value prior to the deceased's death and
81st birthday increased by premiums and reduced by gross partial surrenders since that anniversary. Note: The maximum Anniversary
Value will be reduced by any Payment Enhancements credited in the 12 months prior to the date of calculation of the death benefit.

- Basic Benefit for issue ages 80-90: 100% premiums minus gross partial surrenders.

- Optional Enhanced Benefit for issue ages 0.75: Greater of the Basic
Benefit and 5% Roll-up of premium to deceased's death or 81st birthday, reduced by partial surrender adjustments, subject to a cap of 200% of premiums less partial surrender adjustments. On or after the 81st birthday, the Roll up amount is increased by premiums and reduced by any partial surrender adjustments.

Note:

1. The Maximum Anniversary Value for new contracts sold on or after May 1,
2002, subject to state approvals, will be calculated by using a proportional adjustment for partial surrender instead of a dollar-for-dollar adjustment for partial surrender.

2. The ROP death benefit calculation remains a dollar-for-dollar adjustment for partial surrender.

3. The Roll up death benefit calculation remains a proportional adjustment for partial surrender.

Hartford Life and Annuity Treaty No. 2000-25, Effective October 1, 2000
Amendment No. 2

SCHEDULE A-1

PLANS OF REINSURANCE

ENHANCED DEATH BENEFIT-EARNINGS ENHANCEMENT RIDER (EDB-EE)

A. [REDACTED]

B. ISSUE DATES

Policies issued on or after January 29, 2001 and policies issued under this
Agreement before January 29, 2001 and still in force on January 29, 2001, that elect the EDB-EE Rider.

C. RELATED CONTRACTS AND VARIABLE ANNUITY PRODUCTS REINSURED HEREUNDER -- For
all States where approved

- Policy forms and products as shown under Schedule A, Paragraph C

- EDB-EE Rider Forms (including state variations thereof):

HL-VAEDB

LA-VAEDB

D. BENEFIT REINSURED

Enhanced Death Benefit-Earnings Enhancement Rider (EDB-EE Basic) -- For Issue
Ages 0-80

The EDB-EE Basic benefit is the maximum of the following:

- Contract value plus 40% of the Gain for Issue Ages 0-69 and 25% for
Issue Ages 70-80

- Net considerations (Initial Premiums reduced dollar-for-dollar on withdrawals);

- A GMDB equal to a Maximum Anniversary Value (MAV) calculated on the contract anniversary prior to the deceased's 81st birthday
(additional premiums and withdrawals are treated on a
dollar-for-dollar basis); GMDB frozen thereafter

Note:

1. The Maximum Anniversary Value for new contracts sold on or after May 1,
2002, subject to state approvals, will be calculated by using a proportional adjustment for partial surrender instead of a dollar-for-dollar adjustment for partial surrender.

2. The ROP death benefit calculation remains a dollar-for-dollar adjustment for partial surrender.

The Gain is defined as follows as the lesser of 1 or 2:

1. The greater of zero or the following amount:

a. the Contract Value as of the date of receipt of Due Proof of Death;
less

b. the Contract Value on the effective date of this rider plus premium payments received after the effective date of this rider; plus

c. the sum of Adjustments for all partial surrenders which occur after the effective date of this rider.

Hartford Life and Annuity Treaty No. 2000-5, Effective October 1, 2000
Amendment No. 2

SCHEDULE A-1
(CONTINUED)
PLANS OF REINSURANCE

ENHANCED DEATH BENEFIT-EARNINGS ENHANCEMENT RIDER (EDB-EE)

2. 200% of a) less b) below as follows:

a. the sum of the Contract Value on the effective date of this rider, plus premium payments received after the effective date of this rider excluding payments received within 12 months of the date of death, less

b. the sum of Adjustments for all partial surrenders which occur after the effective date of this rider.

Adjustments for partial surrenders which occur after the effective date of this rider are equal to the greater of zero or the following amount:

1. the gross amount of the partial surrender; plus

2. the Contract Value on the effective date of this rider plus premium payments received after the effective date of this rider and prior to the partial surrender, less

3. the Contract Value on the Valuation Day immediately preceding the date of partial surrender; less

4. the sum of Adjustments for all prior partial surrenders which have occurred after the effective date of this rider.

Enhanced Death Benefit (EDB-EE Optional) -- For Issue Ages 0-75

The EDB-EE Optional benefit is the maximum of the following:

- Contract value plus 40% of the Gain for Issue Ages 0-69 and 25% for
Issue Ages 70-75

- Net considerations (Initial Premiums reduced dollar-for-dollar on withdrawals)

- A GMDB equal to the greater of Maximum Anniversary Value calculated on the contract anniversary prior to the deceased's 81st birthday
(additional premiums and withdrawals are treated on a
dollar-for-dollar basis) and 5% Roll-up to the Contract Anniversary prior to the deceased's 81st birthday subject to 200% of net considerations (proportionally reduced for withdrawals); GMDB frozen thereafter

Note:

1. The Maximum Anniversary Value for new contracts sold on or after May 1,
2002, subject to state approvals, will be calculated by using a proportional adjustment for partial surrender instead of a dollar-for-dollar adjustment for partial surrender.

2. The ROP death benefit calculation remains a dollar-for-dollar adjustment for partial surrender.

3. The Roll up death benefit calculation remains a proportional adjustment for partial surrender.

The Gain is defined in the same manner as for the EDB-EE Basic.

Hartford Life and Annuity Treaty No. 2000-25, Effective October 1, 2000
Amendment No. 2

SCHEDULE A-1
(CONTINUED)
PLANS OF REINSURANCE

ENHANCED DEATH BENEFIT-EARNINGS ENHANCEMENT RIDER (EDB-EE)

E. [REDACTED]

F. REINSURANCE PREMIUMS

The provisions of Article V of the underlying Agreement shall apply except as noted herein.

1. The reinsurance premium is an asset-based premium rate which shall be applied to the average aggregate account value over the reporting period inforce multiplied by the quota share percentage reinsured by the REINSURER and further multiplied by the Premium Adjustment Factor (PAF) determined as shown in the following formula:

[REDACTED]

The PAF will be based on the sum of all uncapped EDBMNAR resulting from each contract owned by any individual life.

The above PAF will change for each reporting period as long as the sum of all uncapped EDBMNAR for any individual life exceeds one million dollars
($1,000,000), adjusted by the quota share percentage reinsured. Should the sum of all uncapped EDBMNAR for any individual life decrease below one million dollars ($1,000,000), adjusted by the quota share percentage reinsured, then the
PAF for that individual life reverts to 100%.

2. The premium rate levels vary by issue age and underlying GMDB design. The annualized reinsurance premium rates are shown in EXHIBIT II-1 attached to this
Amendment and are expressed in terms of basis points. In practice, the reinsurance premiums shall be applied on a monthly basis by utilizing 1/12th of the annualized rates. The reporting period is monthly.

3. The YRT reinsurance premium rate described in Article V, Paragraph A of the underlying Agreement does not apply to reinsurance on the EDB-EE Rider.

G. ADMINISTRATION

The provisions of Article VI of the underlying Agreement shall apply.

Hartford Life and Annuity Treaty No. 2000-25, Effective October 1, 2000
Amendment No. 2

SCHEDULE B

INVESTMENT FUNDS

THE DIRECTOR OUTLOOK VARIABLE ANNUITY SERIES


FUNDS STATUS CHANGES
------------------------------------------------------------------------
DIRECTOR OUTLOOK VARIABLE ANNUITY
Hartford Bond Fund
Hartford Stock Fund
Hartford Money Market Fund
Hartford Advisers Fund
Hartford Capital Appreciation Fund
Hartford Mortgage Securities Fund
Hartford Index Fund
Hartford International Opportunities Fund
Hartford Dividend and Growth Fund
Hartford International Advisers Fund now known as Name changed 5/1/01
Hartford Global Advisers Fund
Hartford MidCap Fund Closed to new money
Hartford Small Company Fund 6/29/01
Hartford Growth and Income Fund
Hartford Global Leaders Fund
Hartford High Yield Fund
Hartford Global Health Fund Added 5/1/00
Hartford Global Technology Fund Added 5/1/00
Hartford MidCap Value Fund Added 5/1/01
Hartford International Capital Appreciation Fund Added 5/1/01
Hartford International Small Company Fund Added 5/1/01
Hartford Value Fund Added 5/1/01
Hartford Global Financial Services Fund Added 5/1/01
Hartford Global Communications Fund Added 5/1/01
Hartford Focus Fund Added 5/1/01
Hartford US Government Securities Fund Added 5/1/02
Hartford Value Opportunities Fund Added 5/1/02
Hartford Growth Opportunities Fund Added 5/1/02
Hartford Small Cap Growth Fund Added 5/1/02
Hartford Growth Fund Added 5/1/02


THE ABOVE FUNDS WILL BE REFERRED TO AS THE HARTFORD CORE FUNDS.

DIRECTOR SOLUTION OUTLOOK VARIABLE ANNUITY (ADDED
3/7/02)
Hartford Core Funds
Merrill Lynch Global Growth Focus Fund NOW KNOWN Renamed 5/1/02
as Merrill Lynch Global Growth VI, Fund
Merrill Lynch Large Cap Growth Focus Fund NOW Renamed 5/1/02
KNOWN as Merrill Lynch Large Cap V.I. Fund

DIRECTOR PREFERRED OUTLOOK VARIABLE ANNUITY
Hartford Core Funds
First American International Fund Added 1/29/01
First American Large Cap Growth Fund Added 1/29/01
First American Technology Fund Added 1/29/01

First American Mid Cap Growth Fund Added 10/15/01
First American Small Cap Growth Fund Added 10/15/01

DIRECTOR ELITE OUTLOOK VARIABLE ANNUITY
Hartford Core Funds
Prudential 20/20 Focus Fund Added 3/1/01
Prudential Jennison Growth Fund Added 3/1/01
Prudential Jennison International Growth Fund Added 3/1/01
Prudential Value Fund Added 3/1/01

Continued...

Hartford Life and Annuity Treaty No. 2000-25, Effective October 1, 2000
Amendment No. 2

SCHEDULE B

INVESTMENT FUNDS


FUNDS STATUS CHANGES
--------------------------------------------------------------------------------------------------------------------------
WELLS FARGO DIRECTOR OUTLOOK VARIABLE ANNUITY
Hartford Core Funds
Wells Fargo VT Small Cap Growth Fund Added 11/1/01
Wells Fargo VT Large Company Growth Fund Added 11/1/01
Wells Fargo VT International Equity Fund Added 11/1/01
Wells Fargo VT Growth Fund Added 11/1/01
Wells Fargo VT Equity Value Fund Added 11/1/01
Wells Fargo VT Equity Income Fund Added 11/1/01
Wells Fargo Asset Allocation Fund Added 11/1/01
Wells Fargo Corporate Bond Fund Added 11/1/01
Wells Fargo VT Money Market Fund Added 11/1/01


Continued...

Hartford Life and Annuity Treaty No. 2000-25, Effective October 1, 2000
Amendment No. 2

SCHEDULE B

INVESTMENT FUNDS

THE PUTNAM HARTFORD CAPITAL ACCESS II VARIABLE ANNUITY SERIES


FUNDS STATUS CHANGES
--------------------------------------------------------------------------------------------------------------------------
PUTNAM HARTFORD CAPITAL ACCESS II VARIABLE ANNUITY
Putnam VT American Government Income
Putnam VT Asia Pacific Growth Fund
Putnam VT Capital Appreciation Fund Added 11/1/00
Putnam VT Diversified Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Asset Allocation Fund
Putnam VT Global Growth Fund
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities Fund
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Growth Fund
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Small Cap Fund
Putnam VT Technology Fund Added 7/17/00
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund
Putnam VT Voyager II Fund Added 11/1/00


THE ABOVE FIORDS WILL BE REFERRED TO AS PUTNAM CORE FINDS.

Continued...

Hartford Life and Annuity Treaty No. 2000-25, Effective October 1, 2000
Amendment No. 2

SCHEDULE B

INVESTMENT FUNDS

HARTFORD LEADERS OUTLOOK VARIABLE ANNUITY SERIES


FUNDS STATUS CHANGES
--------------------------------------------------------------------------------------------------------------------------
HARTFORD LEADERS OUTLOOK VARIABLE ANNUITY
American Funds Asset Allocation Fund
American Funds Bond Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
American Funds Blue Chip Income and Growth Fund Added 7/5/01
American Funds New World Fund
Franklin Real Estate Fund Closed to new sales 5/1/02
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund
Franklin Mutual Shares Securities Fund
Templeton Asset Strategy Fund NOW KNOWN AS Templeton global Renamed and closed to new sales 5/1/02
Asset Allocation Fund
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund
Templeton International Securities Fund NOW KNOWN AS Renamed 5/12/02
Templeton Foreign Securities Fund
Franklin Technology Securities Fund
Hartford Money Market Fund
MFS Capital Opportunities Series Fund
MPS Emerging Growth Series Fund
MFS Global Equity Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS High Income Series Fund
MFS Mid-Cap Growth Series Fund
MFS New Discovery Series Fund
MFS Total Return Series Fund
AIM V.I. Aggressive Growth Fund Added 9/20/01
AIM V.I. Basic Value Fund Added 9/20/01
AIM V.I. Blue Chip Fund Added 9/20/01
AIM V.I. Capital Appreciation Fund Added 9/20/01
AIM V.I. Dent Demographics Trends Fund Added 9/20/01
AIM V.I. Government Securities Fund Added 9/20/01
AIM V.I. International Equity Fund NOW KNOWN AS AIM V.I. Added 9/20/01 Renamed 5/1/02
International Growth Fund
AIM V.I. Mid Cap Equity Fund NOW KNOWN AS AIM V.I. Mid Cap Added 9/20/01 Renamed 5/1/02
Core Equity Fund
AIM V.I. Value Fund NOW KNOWN AS AIM V.I. Premier Equity Added 9/20/01 Renamed 5/1/02
Fund
Franklin Income Securities Fund Added 5/1/02
Franklin Large Cap Growth Securities Fund Added 5/1/02


THE ABOVE ANDS WILL BE REFERRED TO AS LEADERS CORE FUNDS.

Continued...

Hartford Life and Annuity Treaty No. 2000-25, Effective October 1, 2000
Amendment No. 2

SCHEDULE B

INVESTMENT FUNDS


FUNDS STATUS CHANGES
--------------------------------------------------------------------------------------------------------------------------
HARTFORD LEADERS SOLUTION OUTLOOK VARIABLE ANNUITY (ADDED
3/7/02)
Leaders Core Funds
Merrill Lynch Global Growth Focus Fund NOW KNOWN AS Merrill Renamed 5/1/02
Lynch Global Growth V.I. Fund
Merrill Lynch Large Cap Growth Focus Fund NOW KNOWN AS Renamed 5/1/02
Merrill Lynch Large Cap V.I. Fund
HARTFORD LEADERS ELITE OUTLOOK VARIABLE ANNUITY
Leaders Core Funds
Prudential Jennison Growth Fund Added 3/1/01
Prudential Jennison International Growth Fund Added 3/1/01
Prudential Value Fund Added 3/1/01
Prudential 20/20 Focus Fund Added 3/1/01


End.

Hartford Life and Annuity Treaty No. 2000-25, Effective October 1, 2000
Amendment No. 2

AMENDMENT NO. 3 TO
AUTOMATIC REINSURANCE AGREEMENT NO. 2000-25, DATED OCTOBER 1, 2000

between

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
(CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
(REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

- Contracts issued between August 5, 2002 and September 30, 2002 that have elected the Guaranteed Income Benefit Rider (GIB) and contracts
In Force as of November 1, 2002, that elect the GIB for the six (6)
month period between November 1, 2002 and April 30, 2003 shall continue to be reinsured hereunder at existing reinsurance terms as long as the election rate does not exceed 5% of the In Force contracts as measured by the contract value on April 30, 2003. Should the election rate exceed 5%, then the contracts that have elected the
GIB will be subject to an increase in the reinsurance premium of up to 10%. At the end of the six month period, the REINSURER and the
CEDING COMPANY shall mutually determine the reinsurance terms, if any, for subsequent GIB elections on a case-by-case basis for each month following. Note the REINSURER will not cover any benefit resulting from this rider; and

- SCHEDULE A, PLANS OF REINSURANCE, is hereby replaced by the attached revised Schedule A to add, effective September 19, 2002, the new covered products specified under Paragraph C.

- SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B, to describe various fund changes and additions as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By: /s/ Charles N. Vest Date: January 22, 2003
--------------------------------
Name/Title Charles N. Vest, Vice
President

Attest: /s/ Michael Grandpre
--------------------------------
Name/Title Michael Grandpre,
Assistant Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By: /s/ Michael S. Sakoulas Date: 21 January 2003

--------------------------------
Michael S. Sakoulas, Senior Vice
President

By: /s/ Josee Deroy
--------------------------------
Josee Deroy, Vice President

Attest: /s/ Julia Cornely
--------------------------------
Julia Cornely, Assistant Vice
President

Hartford Life and Annuity Treaty No. 2000-25, Effective October 1, 2000
Amendment No. 3

SCHEDULE A

PLANS OF REINSURANCE

A. [REDACTED]

B. Issue Dates:

Policies issued on or after October 1, 2000

C. Related Contracts and Variable Annuity Products Reinsured Hereunder (For all
States where approved)

1. Related Contracts

(a) Variable Annuity Policy Forms: LA-VA00 and any state
variations
(b) Optional Death Benefit Rider Forms: LA-VA99OPTDB-00 and any state variations
(c) Amendatory Rider (effective May 1, LA-PROPDB02 and any state
2002): variations

2. Prospectus Names of Variable Annuity Products Reinsured

(a) Director Outlook
(b) Director Solution Outlook (added March 7, 2002)
(c) Director Preferred Outlook
(d) Director Elite Outlook
(e) Classic Director Outlook (added September 19, 2002)
(f) Wells Fargo Director Outlook
(g) Putnam Hartford Capital Manager Outlook (FORMERLY Putnam Hartford
Capital Access II)
(h) Hartford Leaders Outlook
(i) Hartford Leaders Solution Outlook (added March 7, 2002)
(j) Hartford Leaders Elite Outlook
(k) Classic Hartford Leaders Outlook (added September 19, 2002)

D. GMDB Reinsured

- Basic Benefit for issue ages 0-79: Maximum Anniversary Value is the highest Contract Anniversary Value prior to the deceased's death and
81st birthday increased by premiums and reduced by gross partial surrenders since that anniversary. Note: The maximum Anniversary
Value will be reduced by any Payment Enhancements credited in the 12 months prior to the date of calculation of the death benefit.

- Basic Benefit for issue ages 80-90: 100% premiums minus gross partial surrenders.

- Optional Enhanced Benefit for issue ages 0-75: Greater of the Basic
Benefit and 5% Roll-up of premium to deceased's death or 81st birthday, reduced by partial surrender adjustments, subject to a cap of 200% of premiums less partial surrender adjustments. On or after the 81st birthday, the Roll up amount is increased by premiums and reduced by any partial surrender adjustments.

CONTINUED ON NEXT PAGE...

Hartford Life and Annuity, Agreement No. 2000-25-DB

Effective October 1, 2000

SCHEDULE A

PLANS OF REINSURANCE (CONTINUED)

Note:

1. The Maximum Anniversary Value for new contracts sold on or after May 1,
2002, subject to state approvals, will be calculated by using a proportional adjustment for partial surrender instead of a dollar-for-dollar adjustment for partial surrender.

2. The ROP death benefit calculation remains a dollar-for-dollar adjustment for partial surrender.

3. The Roll up death benefit calculation remains a proportional adjustment for partial surrender.

Hartford Life and Annuity Treaty No. 2000-25, Effective October 1, 2000
Amendment No. 3

SCHEDULE B

INVESTMENT FUNDS

THE DIRECTOR OUTLOOK VARIABLE ANNUITY SERIES


FUNDS STATUS CHANGES
------------------------------------------------------------------------
DIRECTOR OUTLOOK VARIABLE ANNUITY
Hartford Bond Fund
Hartford Stock Fund
Hartford Money Market Fund
Hartford Advisers Fund
Hartford Capital Appreciation Fund
Hartford Mortgage Securities Fund
Hartford Index Fund
Hartford International Opportunities Fund
Hartford Dividend and Growth Fund
Hartford International Advisers Fund now known as Name changed 5/1/01
Hartford Global Advisers Fund
Hartford MidCap Fund Closed to new money
Hartford Small Company Fund 6/29/01
Hartford Growth and Income Fund
Hartford Global Leaders Fund
Hartford High Yield Fund
Hartford Global Health Fund Added 5/1/00
Hartford Global Technology Fund Added 5/1/00
Hartford MidCap Value Fund Added 5/1/01
Hartford International Capital Appreciation Fund Added 5/1/01
Hartford International Small Company Fund Added 5/1/01
Hartford Value Fund Added 5/1/01
Hartford Global Financial Services Fund Added 5/1/01
Hartford Global Communications Fund Added 5/1/01
Hartford Focus Fund Added 5/1/01
Hartford US Government Securities Fund Added 5/1/02
Hartford Value Opportunities Fund Added 5/1/02
Hartford Growth Opportunities Fund Added 5/1/02
Hartford Small Cap Growth Fund Added 5/1/02
Hartford Growth Fund Added 5/1/02


THE ABOVE FUNDS WILL BE REFERRED TO AS THE HARTFORD CORE FUNDS.

DIRECTOR SOLUTION OUTLOOK VARIABLE ANNUITY (ADDED
3/7/02)
Hartford Core Funds
Merrill Lynch Global Growth Focus Fund NOW KNOWN Renamed 5/1/02
AS Merrill Lynch Global Growth V.I. Fund
Merrill Lynch Large Cap Growth Focus Fund NOW Renamed 5/1/02
KNOWN ASMerrill Lynch Large Cap V.I. Fund
DIRECTOR PREFERRED OUTLOOK VARIABLE ANNUITY
Hartford Core Funds
First American International Fund Added 1/29/01
First American Large Cap Growth Fund Added 1/29/01
First American Technology Fund Added 1/29/01
First American Mid Cap Growth Fund Added 10/15/01

First American Small Cap Growth Fund Added 10/15/01
DIRECTOR ELITE OUTLOOK VARIABLE ANNUITY
Hartford Core Funds
Prudential 20/20 Focus Fund Added 3/1/01
Prudential Jennison Growth Fund Added 3/1/01
Prudential Jennison International Growth Fund Added 3/1/01
Prudential Value Fund Added 3/1/01

Continued...

Hartford Life and Annuity Treaty No. 2000-25, Effective October 1, 2000
Amendment No. 3

SCHEDULE B

INVESTMENT FUNDS


FUNDS STATUS CHANGES
--------------------------------------------------------------------------------------------------------------------------
CLASSIC DIRECTOR OUTLOOK VARIABLE ANNUITY (ADDED 9/19/02)
Hartford Core Funds
STI Classic VT Capital Appreciation Fund
STI Classic VT Growth and Income Fund
STI Classic VT Mid-Cap Equity Fund
STI Classic VT Value Income Stock Fund
WELLS FARGO DIRECTOR OUTLOOK VARIABLE ANNUITY
Hartford Core Funds
Wells Fargo VT Small Cap Growth Fund Added 11/1/01
Wells Fargo VT Large Company Growth Fund Added 11/1/01
Wells Fargo VT International Equity Fund Added 11/1/01
Wells Fargo VT Growth Fund Added 11/1/01
Wells Fargo VT Equity Value Fund Added 11/1/01
Wells Fargo VT Equity Income Fund Added 11/1/01
Wells Fargo Asset Allocation Fund Added 11/1/01
Wells Fargo Corporate Bond Fund Added 11/1/01
Wells Fargo VT Money Market Fund Added 11/1/01


Continued...

Hartford Life and Annuity Treaty No. 2000-25, Effective October 1, 2000
Amendment No. 3

SCHEDULE B

INVESTMENT FUNDS

PUTNAM HARTFORD CAPITAL MANAGER OUTLOOK VARIABLE ANNUITY (FORMERLY THE PUTNAM
HARTFORD
CAPITAL ACCESS II VARIABLE ANNUITY SERIES


FUNDS STATUS CHANGES
--------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income
Putnam VT Asia Pacific Growth Fund MERGED INTO Putnam VT Merged 10/11/02
International Growth Fund
Putnam VT Capital Appreciation Fund Added 11/1/00
Putnam VT Diversified Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Asset Allocation Fund
Putnam VT Global Growth Fund NOW KNOWN AS Putnam VT Equity Renamed 10/11/02
Fund
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities Fund
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Growth Fund
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Small Cap Fund
Putnam VT Technology Fund MERGED INTO Putnam VT Voyager Fund Added 7/17/00 Merged 10/11/02
II
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund
Putnam VT Voyager II Fund Added 11/1/00


THE ABOVE FUNDS WILL BE REFERRED TO AS PUTNAM CORE FUNDS.

Continued...

Hartford Life and Annuity Treaty No. 2000-25, Effective October 1, 2000
Amendment No. 3

SCHEDULE B

INVESTMENT FUNDS

HARTFORD LEADERS OUTLOOK VARIABLE ANNUITY SERIES


FUNDS STATUS CHANGES
--------------------------------------------------------------------------------------------------------------------------
HARTFORD LEADERS OUTLOOK VARIABLE ANNUITY
American Funds Asset Allocation Fund
American Funds Bond Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
American Funds Blue Chip Income and Growth Fund Added 7/5/01
American Funds New World Fund
Franklin Real Estate Fund Closed to new sales 5/1/02
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund
Franklin Mutual Shares Securities Fund
Templeton Asset Strategy Fund NOW KNOWN AS Templeton Global Renamed and closed to new sales 5/1/02
Asset Allocation Fund
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund
Templeton International Securities Fund NOW KNOWN AS Renamed 5/12/02
Templeton Foreign Securities Fund
Franklin Technology Securities Fund
Hartford Money Market Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Global Equity Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS High Income Series Fund
MFS Mid-Cap Growth Series Fund
MFS New Discovery Series Fund
MFS Total Return Series Fund
AIM V.I. Aggressive Growth Fund Added 9/20/01
AIM V.I. Basic Value Fund Added 9/20/01
AIM V.I. Blue Chip Fund Added 9/20/01
AIM V.I. Capital Appreciation Fund Added 9/20/01
AIM V.I. Dent Demographics Trends Fund Added 9/20/01
AIM V.I. Government Securities Fund Added 9/20/01
AIM V.I. International Equity Fund NOW KNOWN AS AIM V.I. Added 9/20101 Renamed 5/1/02
International Growth Fund
AIM V.I. Mid Cap Equity Fund NOW KNOWN AS Added 9/20/03 Renamed 5/1/02
AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Value Fund NOW KNOWN AS Added 9/20/01 Renamed 5/1/02
AIM V.I. Premier Equity Fund
Franklin Income Securities Fund Added 5/1/02
Franklin Large Cap Growth Securities Fund Added 5/1/02


THE ABOVE FUNDS WILL BE REFERRED TO AS LEADERS CARE FUNDS.

Continued...

Hartford Life and Annuity Treaty No. 2000-25, Effective October 1, 2000
Amendment No. 3

SCHEDULE B

INVESTMENT FUNDS


FUNDS STATUS CHANGES
--------------------------------------------------------------------------------------------------------------------------
HARTFORD LEADERS SOLUTION OUTLOOK VARIABLE ANNUITY (ADDED
3/7/02)
Leaders Core Funds
Merrill Lynch Global Growth Focus Fund NOW KNOWN AS Merrill Renamed 5/1/02
Lynch Global Growth V.I. Fund
Merrill Lynch Large Cap. Growth Focus Fund NOW KNOWN AS Renamed 5/1/02
Merrill Lynch Large Cap V.I. Fund
HARTFORD LEADERS ELITE OUTLOOK VARIABLE ANNUITY
Leaders One Funds
Prudential Jennison Growth Fund Added 3/1/01
Prudential Jennison International Growth Fund Added 3/1/01
Prudential Value Fund Added 3/1/01
Prudential 20/20 Focus Fund Added 3/1/01
CLASSIC HARTFORD LEADERS OUTLOOK VARIABLE ANNUITY (ADDED
9/19/02)
Leaders Core Funds
STI Classic VT Capital Appreciation Fund
STI Classic VT Growth and Income Fund
STI Classic VT Mid-Cap Equity Fund
STI Classic VT Value Income Stock Fund


End.

Hartford Life and Annuity Treaty No. 2000-25, Effective October 1, 2000
Amendment No. 3

[LOGO]
HARTFORD LIFE

GUARANTEED INCOME BENEFIT RIDER

The term "Contract" as used in this rider applies to either a contract or a certificate. The term "Contract Owner" as used in this rider applies to a contract owner, certificate owner or certificate participant, as the case may
be.

This rider is issued as part of the contract to which it is attached. The effective date is when this rider is issued and made part of the contract. This rider cannot be terminated either by You or Us prior to the Annuity Commencement
Date. Except where this rider provides otherwise, it is subject to all of the conditions and limitations of the contract.

When elected on the Contract Issue Date, this rider provides a guaranteed income benefit that gives You the right to make periodic surrenders that total an amount equal to Your premium payments. This guarantee will remain in effect if periodic surrenders do not exceed an amount equal to 7% of premium payments each
Contract Year. If the Contract Owner chooses to surrender an amount more than 7%
in a Contract Year, then the guarantee may be reduced to an amount less than premium payments in accordance with the provisions of this rider.

When this rider is elected after the Contract Issue Date, the guaranteed income benefit will be based on the amount of the Contract Value on the effective date of the rider plus premium payments made subsequent to the effective date of this rider. Accordingly, for purposes of this rider, the Contract Value plus premium payments made subsequent to the effective date of this rider will be treated in the same manner as premium payments when this rider is effective on the Contract
Issue Date.

There is an additional charge for this guaranteed income benefit.

If your Contract Value Increases, You have the right to "step-up" the guaranteed benefit to the current Contract Value at certain intervals. We may modify the charge for this rider if You elect to step-up.

At any point in time, the total guaranteed amount available for future periodic surrenders is called the Guaranteed Remaining Balance (GRB). The surrender amount that the Contract. Owner has the right to make each Contract Year until the GRB is depleted Is called the Guaranteed Annual Withdrawal Benefit (GAWB).
However, at any time You may surrender an amount up to Your Contract Value.

GUARANTEED REMAINING BALANCE (GRB)
Your GRB is determined at the following times and is subject to a maximum GRB of
$5,000,000:

At Rider Effective Date
If this rider is effective on the Contract Issue Date, then the GRB equals the premium payments. If this rider is effective after the Contract issue Date, then the GRB equals 100% of the Contract Value on the rider effective date.

When a subsequent premium Payment is made
Upon each subsequent premium payment, the GRB is recalculated to equal the sum of the GRB immediately prior to receipt of the subsequent premium payment, plus
100% of the subsequent premium payment. The Company reserves the right to restrict subsequent premium payments.
1

When a partial surrender is made
Whenever a partial surrender is made, the GRB will be equal to the amount determined In either (A) or (B) as follows:

A. If the total partial surrenders since the later of (1) the most recent
Contract Anniversary, or (2) the Valuation Day that the Guaranteed Annual
Withdrawal Benefit (GAWB) was last established (excluding establishments for subsequent premium payments), are equal to or less than the GAWB, the GRB becomes the GRB immediately prior to the partial surrender, less the amount of partial surrender.

B. If the total partial surrenders as determined in (A) above exceed the GAWB, the GRB will have an automatic reset to the greater of zero or the lesser of
(i) or (ii) as follows:

(i) the Contract Value immediately following the partial surrender; or

(ii) the GRB immediately prior to the partial surrender, less the amount of partial surrender.

For purposes of this rider, the term "partial surrender" is a gross amount and will include any Contingent Deferred Sales Charges.

GUARANTEED ANNUAL WITHDRAWAL BENEFIT (GAWB)
Your GAWB is established at the following times:

At Rider Effective Date
7% of the GRB.

When a subsequent premium payment is made
Upon each subsequent premium payment, the GAWB is recalculated to equal the sum of 7% of the subsequent premium payment plus the GAWB immediately prior to the subsequent premium payment.

When a partial surrender is made that causes an automatic reset of the GRB (as determined in (B) above)
The new GAWB will be the lesser of (C), (D), or (E) as follows:

C. the GAWB immediately prior to the partial surrender; or

D. the greater of 7% of the reset GRB or 7% of the Contract Value immediately following the partial surrender; or

E. the reset GRB.

When a partial surrender is made that reduces the GRB to an amount less than the
GAWB
Whenever a partial surrender is made that reduces the GRB to an amount less than the GAWB, the GAWB is reduced to equal the GRB.

ELECTIVE STEP-UP OF THE GRB AND GAWB
At the times determined below, the Contract Owner may elect to Step-up the GRB and if applicable, the GAWB as follows:

GRB Step-up
Beginning with the 5th anniversary date of the effective date of this rider, the
Contract Owner has the option to increase the GRB to an amount equal to 100% of the current Contract Value (herein referred to as Step-up). Once a Step-up has been elected, another Step-up may not be elected until on or after the 5th anniversary of the latest Step-up date.

If the surviving spouse becomes the Contract Owner under the contract's Spouse
Beneficiary provision, the next Step-up may be elected at anytime thereafter.
This is allowed regardless if it occurs before the 5th anniversary date of the effective date of this rider or if the latest Step-up occurred within the last five years. Once this Step-up has been elected, another Step-up may not be elected until on or after the 5th anniversary of this Step-up.

In the future, We may allow You to Step-up Your GRB only on a Contract
Anniversary.

GAWB Step-up
The GAWB Step-up is equal to the greater of (H) or (I) as follows:
H. the GAWB immediately prior to the Step-up; or
I. 7% of the Contract Value on the Step-up date.

2

CONTRACT VALUE REDUCES TO ZERO
If the Contract Value reduces to zero on a particular Valuation Day as a result of a partial surrender and on such Valuation Day the GRB remains greater than zero, the following will occur:

J. The GRB will be paid to You on a periodic basis elected by You. The frequencies will be among those offered by Us at that time but will be no less frequently than annually.

K. The total annual payment amount will equal the GAWB.

L. We will no longer accept subsequent premium payments.

GUARANTEED INCOME BENEFIT ANNUITY OPTION
In addition to the Annuity options available under the contract, the following annuity option may be elected by You under this rider:

Fixed Payout -- Under this option, You are entitled to receive payments in a fixed dollar amount for a stated number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the
GRB by the GAWB. The total annual amount payable under this option will equal the GAWB but will not exceed the current GRB. This annualized amount will be paid over the determined number of years in the frequency that You elect. The frequencies will be among those offered by Us at that time but will be no less frequently than annually. If, at the death of the Annuitant, payments have been made for less than the stated number of years, the remaining payments will be made to the Beneficiary.

This option may not be available if the contract is issued to qualify under
Section 401, 403, 408, or 457 of the internal Revenue Code of 1986, as amended.
For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

This annuity option may be elected as a settlement option by the Beneficiary of a contract. Whenever multiple Beneficiaries are designated under the contract, each such Beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated Beneficiary percentage.
Beneficiaries of nonqualified contracts may elect this settlement option subject to the Distribution Requirements section of the contract.

RIDER CHARGE
The charge for this rider is added to the net investment factor. The net investment factor for each Sub-Account is:

M. the net asset value per share of the corresponding fund at the end of the valuation period (plus the per share amount of any unpaid dividends or capital gains by that fund); divided by

N. the net asset value per share of the corresponding fund at the beginning of the valuation period; minus

O. the mortality and expense risk charge and any applicable
administration charge, adjusted for the number of days in the valuation period; minus

P. the charge for this rider, adjusted for the number of days in the valuation period.

The charge for this rider per annum of the daily value of the Sub-Accounts is [
0.75%], subject to a guaranteed maximum charge of [ 0.75%]. The rider charge may change if You elect to Step-up the GRB. However, the rider charge will never exceed the lesser of the maximum charge or the charge currently offered for this same benefit under newly issued riders. If the GRB is never Stepped-up by the
Contract Owner, the charge established on the effective date of this rider will never change. The rider charge will be discontinued once an Annuity option available under the contract becomes effective.

Signed for HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

/s/ Christine Hayer Repasy /s/ Thomas M. Marra
------------------------------------- -------------------------------------
Christine Hayer Repasy, SECRETARY Thomas M. Marra, PRESIDENT

3

AMENDMENT NO. 4 TO
AUTOMATIC REINSURANCE AGREEMENT NO. 2000-25, DATED OCTOBER 1, 2000

between

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
(CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
(REINSURER)

Effective May 1, 2003, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

1. SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised
Schedule B, to describe various fund changes and additions as of the dates shown.

2. With respect to reinsured contracts that elect the GIB Rider (also known as
"Principal First") attached to Amendment 3 of this Agreement:

(a) EXHIBIT II, REINSURANCE PREMIUMS, is hereby replaced by the attached revised Exhibit II, to set forth the reinsurance premiums, revised in accordance with the provisions of Amendment 3, that are
applicable to contracts with the GIB Rider;

(b) The revised reinsurance premiums shall apply as of the Effective Date of this Amendment to inforce contracts reinsured hereunder that elect the GIB Rider on or after August 5, 2002;

(c) The revised reinsurance premiums shall continue as long as the
CEDING COMPANY's fee charged to the contractholder for this GIB rider equals 0.35%. Should this fee differ in the future, the reinsurance premiums will be revised accordingly;

(d) For monitoring purposes, the CEDING COMPANY shall indicate by code on the seriatim data file (Schedule C) such contracts that elect the GIB
Rider;

(e) As stated in Amendment 3, the REINSURER does not cover any benefit resulting from the GIB Rider.

Hartford Life and Annuity Treaty No. 2000-25, Effective October 1, 2000
Amendment No. 4

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By: /s/ Charles N. Vest Date: June 11, 2003
-------------------------------------------
Name/Title Charles N. Vest, Vice President

Attest: /s/ [ILLEGIBLE]
-------------------------------------------
Name/Title [ILLEGIBLE], Assistant Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By: /s/ Michael S. Sakoulas Date: 4 June 2003
-------------------------------------------
Michael S. Sakoulas, Senior Vice President

By: /s/ Josee Deroy
-------------------------------------------
Josee Deroy, Vice President

Attest: /s/ Julia Cornely
-------------------------------------------
Julia Cornely, Assistant Vice President

Hartford Life and Annuity Treaty No. 2000-25, Effective October 1, 2000
Amendment No. 4

SCHEDULE B

INVESTMENT FUNDS

THE DIRECTOR OUTLOOK VARIABLE ANNUITY SERIES
FUNDS AND STATUS CHANGE

DIRECTOR OUTLOOK VARIABLE ANNUITY
Hartford Bond Fund
Hartford Stock Fund
Hartford Money Market Fund
Hartford Advisers Fund
Hartford Capital Appreciation Fund
Hartford Mortgage Securities Fund
Hartford Index Fund
Hartford International Opportunities Fund
Hartford Dividend and Growth Fund
Hartford Global Advisors Fund (NAME CHANGED 5/1/01; FORMERLY Hartford
International Advisers Fund)
Hartford MidCap Fund (CLOSED TO NEW MONEY 6/29/01)
Hartford Small Company Fund
Hartford Growth and Income Fund
Hartford Global Leaders Fund
Hartford High Yield Fund
Hartford Global Health Fund
Hartford Global Technology Fund
Hartford MidCap Value Fund (ADDED 5/1/01)
Hartford International Capital Appreciation Fund (ADDED 5/1/01)
Hartford International Small Company Fund (ADDED 5/1/01)
Hartford Value Fund (ADDED 5/1/01)
Hartford Global Financial Services Fund (ADDED 5/1/01)
Hartford Global Communications Fund (ADDED 5/1/01)
Hartford Focus Fund (ADDED 5/1/01)
Hartford US Government Securities Fund (ADDED 5/1/02)
Hartford Value Opportunities Fund (ADDED 5/1/02)
Hartford Growth Opportunities Fund (ADDED 5/1/02)
Hartford Small Cap Growth Fund (ADDED 5/1/02)
Hartford Growth Fund (ADDED 5/1/02)

THE ABOVE FUNDS WILL BE REFERRED TO AS THE HARTFORD CORE FUNDS.

DIRECTOR SOLUTION OUTLOOK VARIABLE ANNUITY (ADDED 3/7/02)
Hartford Core Funds
Merrill Lynch Global Growth V.I. Fund (NAME CHANGED 5/1/02; FORMERLY
Merrill Lynch Global Growth Focus Fund)
Merrill Lynch Large Cap V.I. Fund (NAME CHANGED 5/1/02; FORMERLY
Merrill Lynch Large Cap Growth Focus Fund)

DIRECTOR PREFERRED OUTLOOK VARIABLE ANNUITY
Hartford Core Funds
First American International Fund (ADDED 1/29/01)
First American Large Cap Growth Fund (ADDED 1/29/01)
First American Technology Fund (ADDED 1/29/01)
First American Mid Cap Growth Fund (ADDED 10/15/01)
First American Small Cap Growth Fund (ADDED 10/15/01)

DIRECTOR ELITE OUTLOOK VARIABLE ANNUITY
Hartford Core Funds
Prudential 20/20 Focus Fund (ADDED 3/1/01)

Prudential Jennison Growth Fund (ADDED 3/1/01)
Prudential Jennison International Growth Fund (ADDED 3/1/01)
Prudential Value Fund (ADDED 3/1/01)

CONTINUED ON NEXT PAGE...

Hartford Life and Annuity Treaty No. 2000-25, Effective October 1, 2000
Amendment No. 4

SCHEDULE B

INVESTMENT FUNDS

THE DIRECTOR OUTLOOK VARIABLE ANNUITY SERIES
FUNDS AND STATUS CHANGES

CLASSIC DIRECTOR OUTLOOK VARIABLE ANNUITY (ADDED 9/19/02)
Hartford Core Funds
STI Classic VT Capital Appreciation Fund
STI Classic VT Growth and Income Fund
STI Classic VT Mid-Cap Equity Fund
STI Classic VT Value Income Stock Fund

WELLS FARGO DIRECTOR OUTLOOK VARIABLE ANNUITY
Hartford Core Funds
Wells Fargo VT Small Cap Growth Fund (ADDED 11/1/01)
Wells Fargo VT Large Company Growth Fund (ADDED 11/1/01)
Wells Fargo VT International Equity Fund (ADDED 11/1/01)
Wells Fargo VT Growth Fund (ADDED 11/1/01)
Wells Fargo VT Equity Value Fund (ADDED 11/1/01)
Wells Fargo VT Equity Income Fund (ADDED 11/1/01)
Wells Fargo VT Asset Allocation Fund (ADDED 11/1/01)
Wells Fargo VT Total Return Bond Fund (NAME CHANGED 5/1/03; FORMERLY
Wells Fargo VT Corporate Bond FundADDED 11/1/01)
Wells Fargo VT Money Market Fund (ADDED 11/1/01)

CONTINUED ON NEXT PAGE...

Hartford Life and Annuity Treaty No. 2000-25, Effective October 1, 2000
Amendment No. 4

SCHEDULE B

INVESTMENT FUNDS

PUTNAM HARTFORD CAPITAL MANAGER OUTLOOK VARIABLE ANNUITY (FORMERLY THE PUTNAM
HARTFORD CAPITAL ACCESS II VARIABLE ANNUITY SERIES
FUNDS AND STATUS CHANGES

Putnam VT American Government Income
Putnam VT Capital Appreciation Fund (ADDED 11/1/00)
Putnam VT Diversified Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Asset Allocation Fund
Putnam VT Equity Fund (NAME CHANGED 10/11/02; FORMERLY Putnam VT
Global Growth Fund)
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities Fund
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Equity Fund (NAME CHANGED 5/1/03; FORMERLY
Putnam VT International Growth Fund)
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Small Cap Fund
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund
Putnam VT Discovery Growth Fund (NAME CHANGED 5/1/03; FORMERLY Putnam
VT Voyager II Fund ADDED 11/1/00)
Putnam VT Capital Opportunities Fund (ADDED 5/1/03)
Putnam VT Equity Income Fund (ADDED 5/1/03)
Putnam VT Mid Cap Value Fund (ADDED 5/1/03)
THE ABOVE FUNDS WILL BE REFERRED TO AS PUTNAM CORE FUNDS.

HISTORICAL CHANGES

PUTNAM HARTFORD CAPITAL MANAGER OUTLOOK VARIABLE ANNUITY
Putnam VT Asia Pacific Growth Fund MERGED 10/11/02 INTO Putnam VT
International Growth Fund
Putnam VT Technology Fund ADDED 7/17/00, THEN MERGED 10/11/02 INTO
Putnam VT Voyager Fund II

CONTINUED ON NEXT PAGE...

Hartford Life and Annuity Treaty No. 2000-25, Effective October 1, 2000
Amendment No. 4

SCHEDULE B

INVESTMENT FUNDS

HARTFORD LEADERS OUTLOOK VARIABLE ANNUITY SERIES
FUNDS AND STATUS CHANGES

HARTFORD LEADERS OUTLOOK VARIABLE ANNUITY
American Funds Asset Allocation Fund
American Funds Bond Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
American Funds Blue Chip Income and Growth Fund (ADDED 7/5/01)
American Funds New World Fund
Franklin Real Estate Fund (CLOSED TO NEW SALES 5/1/02)
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund
Franklin Mutual Shares Securities Fund
Templeton Global Asset Allocation Fund (NAME CHANGED AND CLOSED TO NEW
SALES 5/1/02; FORMERLY Templeton Asset Strategy Fund)
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund
Templeton Foreign Securities Fund (NAME CHANGED 5/1/02; FORMERLY
Templeton International Securities Fund)
Hartford Money Market Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Global Equity Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS High Income Series Fund
MFS Mid-Cap Growth Series Fund
MFS New Discovery Series Fund
MFS Total Return Series Fund
AIM V.I. Aggressive Growth Fund (ADDED 9/20/01)
AIM V.I. Basic Value Fund (ADDED 9/20/01)
AIM V.I. Blue Chip Fund (ADDED 9/20/01)
AIM V.I. Capital Appreciation Fund (ADDED 9/20/01)
AIM V.I. Dent Demographics Trends Fund (ADDED 9/20/01)
AIM V.I. Government Securities Fund (ADDED 9/20/01)
AIM V.I. International Growth Fund (NAME CHANGED 5/1/02; FORMERLY AIM
V.I. International Equity Fund ADDED 9/20/01)
AIM V.I. Mid Cap Core Equity Fund (NAME CHANGED 5/1102; FORMERLY AIM
V.I. Mid Cap Equity Fund ADDED 9/20/01)
AIM V.I. Premier Equity Fund (NAME CHANGED 5/1/02: FORMERLY AIM V.I.
Value Fund ADDED 9/20/01)
Franklin Income Securities Fund (ADDED 5/1/02)
Franklin Large Cap Growth Securities Fund (ADDED 5/1/02)
Franklin Mutual Discovery Securities Fund (ADDED 5/1/03)
Franklin Rising Dividends Securities Fund (ADDED 5/1/03)
MFS Value Series (ADDED 5/1/03)

THE ABOVE FUNDS WILL BE REFERRED TO AS LEADERS CORE FUNDS.

CONTINUED ON NEXT PAGE...

Hartford Life and Annuity Treaty No. 2000-25, Effective October 1, 2000
Amendment No. 4

SCHEDULE B

INVESTMENT FUNDS

HARTFORD LEADERS SOLUTION OUTLOOK VARIABLE ANNUITY (ADDED 3/7/02)
Leaders Core Funds
Merrill Lynch Global Growth V.I. Fund (NAME CHANGED 5/1/02; FORMERLY
Merrill Lynch Global Growth Focus Fund)
Merrill Lynch Large Cap V.I. Fund (NAME CHANGED 5/1/02; FORMERLY
Merrill Lynch Large Cap Growth Focus Fund)
HARTFORD LEADERS ELITE OUTLOOK VARIABLE ANNUITY
Leaders Core Funds
Prudential Jennison Growth Fund (ADDED 3/1/01)
Prudential Jennison International Growth Fund (ADDED 3/1/01)
Prudential Value Fund (ADDED 3/1/01)
Prudential 20/20 Focus Fund (ADDED 3/1/01)
CLASSIC HARTFORD LEADERS OUTLOOK VARIABLE ANNUITY (ADDED 9/19/02)
Leaders Core Funds
STI Classic VT Capital Appreciation Fund
STI Classic VT Growth and Income Fund
STI Classic VT Mid-Cap Equity Fund
STI Classic VT Value Income Stock Fund

SECTION OF HISTORICAL CHANGES

HARTFORD LEADERS OUTLOOK VARIABLE ANNUITY
Franklin Technology Securities Fund merged into Franklin Small Cap
Fund 5/1/03.

End...

Hartford Life and Annuity Treaty No. 2000-25, Effective October 1, 2000
Amendment No. 4

EXHIBIT II

REINSURANCE PREMIUMS

FOR CONTRACTS WITHOUT THE GIB -- PRINCIPAL FIRST RIDER

[REDACTED]

* The current maximum premium rate shall be in effect for a minimum of twenty
(20) years from the Effective Date of this Reinsurance Agreement.
Thereafter, it may be increased based on expected experience but not beyond the stated guaranteed maximum rates shown.

CONTINUED ON NEXT PAGE...

Hartford Life and Annuity Treaty No. 2000-25, Effective October 1, 2000
Amendment No. 4

EXHIBIT II

REINSURANCE PREMIUMS (CONTINUED)

FOR CONTRACTS WITH THE GIB -- PRINCIPAL FIRST RIDER
EFFECTIVE MAY 1, 2003 FOR GIB ELECTIONS OCCURRING ON OR AFTER AUGUST 5, 2002

[REDACTED]

* The current maximum premium rate shall be in effect at least through
September 30, 2020. Thereafter, it may be increased based on expected experience but not beyond the stated guaranteed maximum rates shown.

Hartford Life and Annuity Treaty No. 2000-25, Effective October 1, 2000
Amendment No. 4